                                                                     EXHIBIT 4.1


                              KIMCO NORTH TRUST III

                                     - AND -


                            KIMCO REALTY CORPORATION


                                     - AND -


                           BNY TRUST COMPANY OF CANADA




                                    INDENTURE




                           DATED AS OF APRIL 21, 2005





       PROVIDING FOR THE ISSUANCE OF UNSECURED GUARANTEED DEBT SECURITIES

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                                                  TABLE OF CONTENTS

                                                      ARTICLE 1

                               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

1.1
Definitions........................................................................................................1
1.2      Compliance Certificates..................................................................................10
1.3      Form of Documents Delivered to Trustee...................................................................10
1.4      Acts of Holders..........................................................................................11
1.5      Notices, etc. to Trustee, Issuer or Guarantor............................................................13
1.6      Notice to Holders of Securities; Waiver..................................................................13
1.7      Language.................................................................................................14
1.8      Language of Notices, etc.................................................................................14
1.9      Conflict with Trust Indenture Legislation................................................................14
1.10     Effect of Headings and Table of Contents.................................................................14
1.11     Successors and Assigns...................................................................................15
1.12     Severability Clause......................................................................................15
1.13     Benefits of Indenture....................................................................................15
1.14     Governing Law and Attornment.............................................................................15
1.15     Trust Provisions.........................................................................................15
1.16     No-Business Days.........................................................................................15
1.17     Currency of Payment......................................................................................16
1.18     Conflict with Supplemental Indentures....................................................................16

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                                                      ARTICLE 2

                                                   SECURITY FORMS

2.1      Forms Generally..........................................................................................16
2.2      Form of Trustee's Certificate of Authentication..........................................................17

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                                                      ARTICLE 3

                                                   THE SECURITIES

3.1      Amount Unlimited; Issuable in Series.....................................................................17
3.2      Denominations............................................................................................20
3.3      Execution, Authentication, Delivery and Dating...........................................................20
3.4      Temporary Securities.....................................................................................21
3.5      Registration, Transfer and Exchange......................................................................22
3.6      Mutilated, Destroyed, Lost and Stolen Securities.........................................................24
3.7      Payment of Interest and Maturity Consideration: Interest Rights Preserved................................25
3.8      Payment of Defaulted Interest............................................................................28
3.9      Calculation Date and Calculation Agent...................................................................29
3.10     Persons Deemed Owners....................................................................................29
3.11     Cancellation.............................................................................................29
3.12     Computation of Interest..................................................................................29
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                                     - ii -

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                                                              ARTICLE 4

                                                     SATISFACTION AND DISCHARGE

4.1      Satisfaction and Discharge of Indenture..................................................................30
4.2      Application of Trust Consideration.......................................................................31

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                                                              ARTICLE 5

                                                              REMEDIES

5.1      Events of Default........................................................................................31
5.2      Acceleration of Maturity; Rescission and Annulment.......................................................33
5.3      Collection of Indebtedness and Suits for Enforcement by Trustee..........................................34
5.4      Trustee May File Proofs of Claim.........................................................................35
5.5      Trustee May Enforce Claims Without Possession of Securities..............................................35
5.6      Application of Money and Other Consideration Collected...................................................36
5.7      Limitation on Suits......................................................................................36
5.8      Unconditional Right of Holders to Receive Maturity Consideration, Interest, Additional Amounts
         and Other Amounts........................................................................................37
5.9      Restoration of Rights and Remedies.......................................................................37
5.10     Rights and Remedies Cumulative...........................................................................37
5.11     Delay or Omission Not Waiver.............................................................................37
5.12     Control by Holders of Securities.........................................................................38
5.13     Waiver of Past Defaults..................................................................................38
5.14     Undertaking for Costs....................................................................................38
5.15     Waiver of Stay or Extension Laws.........................................................................39

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                                                              ARTICLE 6

                                                             THE TRUSTEE

6.1      Certain Duties and Responsibilities......................................................................39
6.2      Notice of Defaults.......................................................................................40
6.3      Certain Rights of Trustee................................................................................41
6.4      Trustee Not Required to Give Security....................................................................42
6.5      Trustee Not to be Appointed Receiver.....................................................................42
6.6      Protection of Trustee....................................................................................43
6.7      Investment of Trust Moneys...............................................................................43
6.8      Action by Trustee to Protect Interests...................................................................44
6.9      Not Responsible for Recitals or Issuance of Securities...................................................44
6.10     May Hold Securities......................................................................................44
6.11     Money Held in Trust......................................................................................44
6.12     Compensation and Reimbursement...........................................................................45
6.13     Corporate Trustee Required; Eligibility..................................................................45
6.14     Resignation and Removal; Appointment of Successor........................................................45
6.15     Acceptance of Appointment by Successor...................................................................47
6.16     Merger, Conversion, Consolidation or Succession to Business..............................................48
6.17     Appointment of Authenticating Agent......................................................................49
6.18     No Conflict of Interest..................................................................................50
6.19     Authority to Carry on Business...........................................................................51
6.20     Acceptance of Trusts.....................................................................................51
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                                     - iii -

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                                                              ARTICLE 7

                                          HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

7.1      Issuer to Furnish Trustee Names and Addresses of Holders.................................................51
7.2      Preservation of Information; Communications to Holders...................................................51

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                                                              ARTICLE 8

                                          CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

8.1      Consolidations and Mergers of Issuer and Guarantor and Sales, Leases and Conveyances Permitted
         Subject to Certain Conditions............................................................................52
8.2      Rights and Duties of Successor Person....................................................................52
8.3      Officer's Certificate....................................................................................53

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                                                              ARTICLE 9

                                                       SUPPLEMENTAL INDENTURES

9.1      Supplemental Indentures without Consent of Holders.......................................................53
9.2      Supplemental Indentures with Consent of Holders..........................................................54
9.3      Amendments...............................................................................................55
9.4      Revocation and Effect of Consent.........................................................................55
9.5      Execution of Supplemental Indentures.....................................................................56
9.6      Effect of Supplemental Indentures........................................................................56
9.7      Reference in Securities to Supplemental Indentures.......................................................56
9.8      Guarantor Indenture......................................................................................57

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                                                             ARTICLE 10

                                                              COVENANTS

10.1     Payment of Maturity Consideration and Interest...........................................................57
10.2     Maintenance of Office or Agency..........................................................................57
10.3     Money or Other Consideration for Securities Payments to be Held in Trust.................................58
10.4     United States Interest Withholding Tax - Additional Amounts..............................................59
10.5     Statement as to Compliance; Notice of Certain Defaults...................................................62
10.6     Maintenance of Existence.................................................................................62
10.7     Waiver of Certain Covenants..............................................................................62
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                                     - iv -

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                                                             ARTICLE 11

                                                      REDEMPTION OF SECURITIES

11.1     Applicability of Article.................................................................................63
11.2     Election to Redeem; Notice to Trustee....................................................................63
11.3     Redemption for Tax Reasons...............................................................................63
11.4     Selection by Trustee of Securities to be Redeemed........................................................63
11.5     Notice of Redemption.....................................................................................64
11.6     Effect of Notice of Redemption...........................................................................65
11.7     Deposit of Redemption Price..............................................................................65
11.8     Securities Payable on Redemption Date....................................................................65
11.9     Securities Redeemed in Part..............................................................................66
11.10    Issuer as Purchaser......................................................................................66

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                                                             ARTICLE 12

                                                 REPAYMENT AT THE OPTION OF HOLDERS

12.1     Applicability of Article.................................................................................66

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                                                             ARTICLE 13

                                                 DEFEASANCE AND COVENANT DEFEASANCE

13.1     Applicability of Article; Issuer's Option to Effect Defeasance or Covenant Defeasance....................67
13.2     Defeasance and Discharge.................................................................................68
13.3     Covenant Defeasance......................................................................................68
13.4     Conditions to Defeasance or Covenant Defeasance..........................................................69
13.5     Deposited Money and Authorized Investments to be Held in Trust; Other Miscellaneous Provisions...........70

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                                                             ARTICLE 14

                                                        FIRST ISSUES OF NOTES

14.1     Notes....................................................................................................71
14.2     Interest Provisions......................................................................................73

                                                             ARTICLE 15

                                                  MEETINGS OF HOLDERS OF SECURITIES

15.1     Purposes for Which Meetings May Be Called................................................................74
15.2     Call, Notice and Place of Meetings.......................................................................74
15.3     Persons Entitled to Vote at Meetings.....................................................................75
15.4     Quorum; Action...........................................................................................75
15.5     Determination of Voting Rights; Conduct and Adjournment of Meetings......................................76
15.6     Counting Votes and Recording Action of Meetings..........................................................76
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                                     - v -

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                                                             ARTICLE 16

                                                      MISCELLANEOUS PROVISIONS

16.1     Securities in Foreign Currencies.........................................................................77
16.2     Maturity Consideration...................................................................................77
16.3     Judgment Currency........................................................................................78
16.4     Execution and Delivery of Guarantee......................................................................78
16.5     No Recourse Against Others...............................................................................79
16.6     Duplicate Originals......................................................................................79
16.7     No Adverse Interpretation of Other Agreements............................................................79


EXHIBIT A  RESTRICTIVE LEGEND
EXHIBIT B  FORM OF GUARANTEE
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

            INDENTURE, dated as of April 21, 2005, between KIMCO NORTH TRUST III, a trust formed under the laws of the State of New York (hereinafter called the "Issuer"), having its principal place of business located at 3333 New Hyde Park, New Hyde Park, New York 11042, KIMCO REALTY CORPORATION (hereinafter called "Guarantor"), having its principal office located at 3333 New Hyde Park, New Hyde Park, New York 11042, and BNY Trust Company of Canada as trustee (hereinafter called the "Trustee"), a trust company existing and licensed under the federal laws of Canada, acting through its Corporate Trust Offices.

                             RECITALS OF THE ISSUER

            The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and unsubordinated medium term notes or other evidences of indebtedness (hereinafter called the "Securities") that will rank equally with all other unsecured and unsubordinated indebtedness of the Issuer from time to time outstanding, unlimited as to principal amount, to be issued at such a discount or other price, to bear such rates of Interest, to mature at such time or times, to be issued in one or more series, to be issued in such form and to have such other provisions as shall be fixed as hereinafter provided.

            All things necessary have been done to make the Securities, when duly issued by the Issuer, and authenticated by the Trustee, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms.

            The foregoing are made as statements and representations of fact by the Issuer and not by the Trustee.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises, the purchase of the Securities by the Holders thereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof to the extent specified herein, as follows:

                                   ARTICLE 1

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

1.1         DEFINITIONS.

            For all purposes of this Indenture and any supplemental indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

      (b) except as otherwise herein expressly provided all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Canadian generally accepted accounting principles consistently applied and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

      (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms, used principally in Article 6, are defined in that Article.

      "ACT", when used with respect to any Holder, has the meaning specified in
      Section 1.4.

      "ADDITIONAL AMOUNTS" means any additional amounts which are required to be paid by the Issuer in respect of certain Taxes imposed on certain Holders, as a result of any change or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof, or any change in the application or official interpretation thereof, and which are owing to such Holders in accordance with the terms of this Indenture.

      "AFFILIATE" has the meaning ascribed thereto in the Securities Act (Quebec) as if the word "Corporaion" therein were changed to "Person".

      "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 6.17 to act on behalf of the Trustee to authenticate Securities of one or more series.

      "AUTHORIZED INVESTMENTS" has the meaning specified in Section 6.7.

      "BENEFICIAL OWNER" means, (a) with respect to a Book-Entry Security, the Person who is the beneficial owner of such Security as reflected on the books of a Clearing Agency or a Clearing Agency Participant maintaining an account with a Clearing Agency (directly or as an indirect participant, in accordance with the rules of a Clearing Agency) or (b) with respect to a Security other than a Book-Entry Security, a Person who is (i) a beneficial owner of such Security as reflected on the Security Register or
      (ii) a Person who is the beneficial owner of such Security as reflected on the books of a registered Holder who holds such Security on behalf of the beneficial owner, as the case may be.

      "BOARD" means the trustees of the Issuer or any persons authorized to act on behalf of the trustees of the Issuer.

      "BOOK-ENTRY SECURITIES" means Securities issued as one or more certificated Securities in global form in the name of a Clearing Agency maintaining book-entry records with respect to the ownership and transfer of such Securities, or its nominee, or a custodian of such Clearing Agency, or its nominee, and for which registration, transfer and exchange of such Securities or any interest therein may not be effected by the Trustee or any other Person maintaining the Security Register, except in accordance with the terms of this Indenture and the rules of the Clearing Agency.

      "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York City, New York or Montreal, Quebec; provided, however, that, with respect to non-Canadian dollar-denominated Securities, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (which if different from that expressed herein, shall be set forth in a Resolution or a supplemental indenture delivered pursuant to Section 3.1) of the country issuing the Specified Currency or, if the Specified Currency is the Euro, the day is a day on which the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) System is open; provided, further, that, with respect to Securities as to which LIBOR is an applicable Interest Rate Basis, the day is also a London Business Day. For the purposes hereof, "London Business Day" means a day on which commercial banks are open for business in London.

      "CALCULATION AGENT" has the meaning specified in Section 3.9.

      "CLEARING AGENCY" means, initially, The Canadian Depository for Securities Limited, acting for such purposes as an agent of the Issuer, and such other clearing agency as may be appointed by the Issuer from time to time in a Resolution or a supplemental indenture delivered pursuant to Section
      3.1 acting for such purposes as an agent of the Issuer.

      "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of Book-Entry Securities held by the Clearing Agency.

      "CODE" means the United States Internal Revenue Code of 1986, as amended.

      "CORPORATE TRUST OFFICES" means the offices of the Trustee at which at any particular time its corporate trust business shall be administered and its corporate agency business shall be conducted which, at the date of original execution of this Indenture, are located at 4 King Street West, Suite 1101, Toronto, Ontario, M5H 1B6.

      "DEFAULTED INTEREST" has the meaning specified in Section 3.8.

      "DESIGNATED SIGNATORY" means, in respect of the Guarantor, the Chairman of the Board, the President, a Vice President or the Treasurer or Assistant Treasurer of the Guarantor, or any other person who has been duly designated to sign guarantees on behalf of the Guarantor.

      "DISCOUNT SECURITIES" means a Security issued pursuant to this Indenture which is offered for a price less than the principal thereof to be due and payable at Maturity.

      "DOLLARS" or "$" or any similar reference shall mean the lawful currency of Canada, except as may otherwise be provided in this Indenture or in the form of Securities of any particular series issued pursuant to the provisions of this Indenture.

      "EVENT OF DEFAULT" has the meaning specified in Section 5.1.

      "GUARANTEE" means the guarantee of the Guarantor granted in respect of a Security in accordance with Section 16.4.

      "GUARANTOR" means the Person named as the "Guarantor" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

      "GUARANTOR INDENTURE" means that certain indenture dated as of September 1, 1993 by the Guarantor, as supplemented and amended by a First Supplemental Indenture dated as of August 4, 1994 and by a Second Supplemental Indenture dated as of April 7, 1995, a copy of which is attached as Exhibit C hereto.

      "HOLDER", when used with respect to any Security, means the Person in whose name the Security is registered in the Security Register.

      "INDENTURE" means this indenture as it may from time to time be supplemented or amended by one or more supplemental indentures entered into pursuant to the applicable provisions hereof, and shall include each Officer's Certificate delivered to the Trustee pursuant to Section 3.3.

      "INDENTURE LEGISLATION" has the meaning specified in Section 1.9.

      "INTEREST", when used with respect to an interest bearing Security, means the interest payable prior to or after Maturity or default in accordance with the terms of such Security, or as set forth herein or in the applicable Resolution or supplemental indenture delivered pursuant to
      Section 3.1; when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity; and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 10.4, includes such Additional Amounts.

      "INTEREST PAYMENT DATE" means the Stated Maturity of an instalment of Interest on applicable Securities.

      "INTEREST RATE BASIS" means the interest rate basis, formula or other method of determining an interest rate or rate of return specified herein or in the applicable Resolution or supplemental indenture delivered pursuant to Section 3.1 as being applicable to a Security.

      "ISSUER" means the Person named as the "Issuer" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

      "ISSUER REQUEST" and "ISSUER ORDER" mean, respectively, a written request or order signed in the name of the Issuer by an Officer of the Issuer and delivered to the Trustee.

      "JUDGMENT CURRENCY" has the meaning specified in Section 16.3.

      "LIBOR" shall have the meaning ascribed to it in each applicable Resolution or supplemental indenture delivered pursuant to Section 3.1.

      "LIBOR CURRENCY" means the currency specified in each applicable Resolution or supplemental indenture delivered pursuant to Section 3.1 as to which LIBOR will be calculated or, if no currency is specified in the applicable Resolution or supplemental indenture, US Dollars.

      "LINKED SECURITIES" means Securities the principal value of which at maturity or any other payment will be determined by reference to: (a) one or more equity or debt securities, including, but not limited to, the price or yield of such securities; (b) any statistical measure of economic or financial performance, including, but not limited to, any currency, consumer price or mortgage index; or (c) the price or value of any commodity or any other item or index or any combination, and for which payment at maturity will be determined by the decrease or increase, as applicable, in such prices or values.

      "MATURITY", when used with respect to a Security, means the date on which the Maturity Consideration or an instalment of the Maturity Consideration of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption at the option of the Issuer, repayment at the option of a Holder or otherwise.

      "MATURITY CONSIDERATION" means the securities (whether or not issued by, or the obligation of, the Issuer), the amount of money (including payment of principal and premium, if any), or a combination of money, securities and/or other property, in either case payable or deliverable upon payment of the discharge of the Securities of a series when due or upon redemption as established in or pursuant to, from time to time, a Resolution, and set forth in an Officer's Certificate of the Issuer or established in one or more supplemental indentures.

      "MATURITY DATE" has the meaning specified in Section 3.7.

      "NOTE" has the meaning specified in Section 14.1.

      "OBLIGATION CURRENCY" has the meaning specified in Section 16.3.

      "OFFICER" means, in respect of the Issuer, means a trustee of the Issuer or the Chief Executive Officer, the Chairman of the Board, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or the Assistant Secretary of the Guarantor acting for and on behalf of the Issuer, and means, in respect of the Guarantor, the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary.

      "OFFICER'S CERTIFICATE" means (a) in respect of the Issuer, a certificate signed by an Officer, and delivered to the Trustee and (b) in respect of the Guarantor, a certificate signed by an Officer and delivered to the Trustee.

      "OFFICIAL EXCHANGE RATE" means the noon spot mid-market exchange rate between the relevant currency or currency unit and the currency or currency unit of payment quoted by the Reuters Monitor Money Rates Service or any successor service, or if such service is not available for any reason, such other service providing similar financial information as selected by the Issuer, in each case, on the Business Day immediately preceding the date of payment.

      "ORIGINAL ISSUE DATE" means, in respect of a Security, the date on which the Security is originally issued, unless the Security is issued in replacement of another Security, on a transfer, exchange or otherwise, in which case it shall mean the date on which the Predecessor Security was issued.

      "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

      (a) Securities theretofore cancelled by the Trustee, Securities delivered to the Trustee for cancellation or Securities which the Trustee is required to cancel pursuant to the terms of this Indenture;

      (b) Securities for whose payment or redemption Maturity Consideration in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

      (c) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

      provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, the principal amount of a Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the face amount of the principal thereof and, provided further, that Securities owned beneficially by the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or such other obligor, other than Securities purchased in connection with the distribution or trading thereof, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned through registration, written notification or certification shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer nor the Guarantor nor any other obligor upon the Securities nor any Affiliate of the Issuer, the Guarantor or such other obligor.

      "PAYING AGENT" means any Person authorized by the Issuer to pay the Maturity Consideration or Interest on any Securities on behalf of the Issuer.

      "PERSON" means any individual, corporation, unlimited liability Issuer, partnership, joint venture, association, limited liability Issuer, joint-stock Issuer, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "PLACE OF PAYMENT", when used with respect to the Securities of any series, means the place or places where the Maturity Consideration and/or Interest on the Securities of that series are payable or from which payments of Maturity Consideration and/or Interest on the Securities of that series will be sent or forwarded by prepaid ordinary mail, electronic transfer of funds or such other means as may be agreed to by the Paying Agent, as specified in Section 3.1 or 10.2.

      "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security.

      "PRINCIPAL FINANCIAL CENTER" means, unless otherwise specified in a Resolution or a supplemental indenture delivered pursuant to Section 3.1:

      (d) the capital city of the country issuing the Specified Currency, except that with respect to US Dollars, Australian dollars, Dollars, South African rand and Swiss francs, the "Principal Financial Center" will be New York, Sydney and Melbourne, Toronto, Johannesburg and Zurich, respectively; or

      (e) the capital city of the country to which the LIBOR Currency relates, except that with respect to US Dollars, Dollars, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" will be New York, Toronto, London, Johannesburg and Zurich, respectively.

      "REDEMPTION DATE", when used with respect to a Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture, the applicable Resolution or supplemental indenture delivered pursuant to
      Section 3.1 or such Security.

      "REDEMPTION PRICE", when used with respect to a Security to be redeemed, means the price at which it is to be redeemed as determined pursuant to the provisions of this Indenture, the applicable Resolution or supplemental indenture delivered pursuant to Section 3.1 or such Security.

      "REDEMPTION RIGHT" has the meaning specified in Section 14.1(d).

      "REGULAR RECORD DATE" for the Interest payable on a Security on any Interest Payment Date means the date, if any, specified in this Indenture or in the applicable Resolution or supplemental indenture delivered pursuant to Section 3.1, or, if specified therein, in such Security as the "Regular Record Date".

      "RESOLUTION" means a copy of a resolution certified by the Board to have been duly adopted by the Board and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "RESPONSIBLE OFFICER", when used with respect to the Trustee, means the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "SECURITY" or "SECURITIES" means a Security or Securities, as the case may be, established pursuant to Section 2.1, registered in the Security Register and certificated, authenticated and delivered under this Indenture.

      "SECURITY REGISTER" has the meaning specified in Section 3.5.

      "SECURITY REGISTRAR" has the meaning specified in Section 3.5.

      "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Issuer pursuant to
      Section 3.8.

      "SPECIFIED CURRENCY" means the currency or currency unit in which a Security is denominated, whether Dollars, US Dollars or otherwise.

      "STATED MATURITY", when used with respect to any Security or any instalment of the Maturity Consideration thereof or Interest thereon, means the date specified in such Security or a coupon representing such instalment of Interest as the fixed date on which the Maturity Consideration of such Security or such instalment of the Maturity Consideration or Interest is due and payable.

      "TAX" AND "TAXES" include all present and future taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges of any nature (including income, corporate, capital (including large corporations), net worth, sales, consumption, use, transfer, goods and services, value-added, stamp, registration, franchise, withholding, payroll, employment, health, education, employment insurance, pension, excise, business, school, property, occupation, customs, anti-dumping and countervailing taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges) imposed by any governmental or taxing authority, together with any fines, interest, penalties or other additions on, to, in lieu of, for non-collection of or in respect of, those taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges.

      "TREASURY REGULATION" means the regulations promulgated under the provisions of the Code.

      "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

      "UNITED STATES" means the United States of America (including the states and the District of Columbia).

      "UNITED STATES ALIEN" means a beneficial owner of Securities that is not a U.S. Holder for United States federal income tax purposes.

      "US DOLLARS" or "US$" or any similar reference shall mean the lawful currency of the United States.

      "U.S. HOLDER" means a beneficial owner of Securities that is for United States federal income tax purposes:

      (f)   a citizen or resident of the United States who is a natural person;

      (g) a corporation or partnership created or organized in or under the laws of the United States (other than a partnership that is not treated as a United States person under applicable treasury regulations promulgated under the Code ("Treasury Regulations"), the term "United States person" being used herein with the meaning given to such term in the Code and applicable Treasury Regulations;

      (h) an estate whose income is subject to United States federal income tax regardless of its source; or

      (i) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more persons that would be U. S. Holders have authority to control all substantial decisions of the trust.

      Notwithstanding the preceding sentence, to the extent provided in the Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons for purposes of the Code and applicable Treasury Regulations prior to such date, that elect to continue to be treated as United States persons under the Code or applicable Treasury Regulations will also be U.S. Holders.

      "VICE PRESIDENT", when used with respect to the Guarantor or the Trustee, shall mean any Vice President of the Guarantor or the Trustee, as the case may be, whether or not designated by a number or a word or words added before or after the title "Vice President".

      "VOTING STOCK" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a Person, provided that, for the purposes hereof, stock that carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

1.2         COMPLIANCE CERTIFICATES.

            Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

            Except as otherwise provided herein, every certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      (a) a statement that each individual signing such certificate has read and understands such condition or covenant and the definitions herein relating thereto;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

      (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is reasonably necessary to enable such individual to express an informed opinion as to whether or not such condition or covenant has been complied with; and

      (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

1.3         FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            In any case where several matters are required to be certified by any specified Person, it is not necessary that all such matters be certified by only one such Person, or that they be so certified or covered by only one document, but one such Person may certify with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify as to such matters in one or several documents.

            Any Officer's Certificate of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to matters upon which his certificate is based are erroneous. Any such certificate may be based, insofar as it relates to factual matters, upon a certificate of, or representations by another, Officer of the Issuer or the Guarantor stating that the information with respect to such factual matters is in the possession of the Issuer or the Guarantor, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

1.4         ACTS OF HOLDERS.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favour thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 15, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Issuer, with a copy to the Guarantor. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting or by proxy. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favour of the Trustee, the Issuer and the Guarantor and any agent of the Trustee, the Issuer or the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 15.6.

            Without limiting the generality of this Section 1.4, unless otherwise established in or pursuant to a Resolution or set forth or determined in an Officer's Certificate, or established in one or more supplemental indentures, pursuant to Section 3.1, a Holder, including a Clearing Agency that is a Holder of a certificated Security in global form, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Clearing Agency that is a Holder of a certificated Security in global form may provide its proxy or proxies to the Beneficial Owners of interests in any such certificated Security in global form through such Clearing Agency's standing instructions and customary practices.

            The Issuer shall fix a record date for the purpose of determining the Persons who are Beneficial Owners of an interest in any certificated Security in global form held by a Clearing Agency entitled under the procedures of such Clearing Agency to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

      (c) The ownership of Securities and the principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

      (d) If the Issuer shall solicit from the Holders of any Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer may, at its option, by Resolution, fix in advance a record date for the determination of Holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before, on or after such record date, but only the Holders of Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Securities on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

      (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, the Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

1.5         NOTICES, ETC. TO TRUSTEE, ISSUER OR GUARANTOR.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

      (a) the Trustee by any Holder or by the Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished (including by facsimile) or filed in writing to or with the Trustee at its Corporate Trust Office and the Trustee shall be entitled to rely and act upon any such request, demand, authorization, direction, notice, consent, waiver or Act (including, for greater certainty, those provided by facsimile);

      (b) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to the attention of its treasurer at the address of its principal place of business specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer; or

      (c) the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor addressed to the attention of its treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Guarantor.

1.6         NOTICE TO HOLDERS OF SECURITIES; WAIVER.

            Except as otherwise expressly provided herein or in the form of Securities of any particular series pursuant to the provisions of this Indenture, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Security affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

            In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities given as provided herein. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

1.7         LANGUAGE

            The parties to this Indenture hereby require that the Indenture and all related documents be prepared in the English language. Les parties a cet acte de fiducie demandent par les presentes que l'acte de fiducie et tous les documents connexes soient rediges en anglais.

1.8         LANGUAGE OF NOTICES, ETC.

            Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language (or in the French language in the Province of Quebec, but only to the extent required by law), except that, if the Issuer so elects, any published notice may be in an official language of the country of publication.

1.9         CONFLICT WITH TRUST INDENTURE LEGISLATION.

            In this Indenture, the term "Indenture Legislation" means the provisions, if any, of the Canada Business Corporations Act and any other statute of Canada or a province thereof, and of the regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture, the Issuer, the Guarantor or the Trustee.

            If and to the extent that any provision of this Indenture or any supplemental indenture limits, qualifies or conflicts with a mandatory requirement of Indenture Legislation, such mandatory requirement shall prevail.

            At all times in relation to this Indenture, any supplemental indenture and any action to be taken hereunder or thereunder, the Issuer, the Guarantor and the Trustee each shall observe and comply with Indenture Legislation and the Issuer, the Guarantor, the Trustee and each Holder shall be entitled to the benefits of Indenture Legislation.

1.10        EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the table of contents are for convenience only and shall not affect the construction hereof.

1.11        SUCCESSORS AND ASSIGNS.

            All covenants and agreements of the Issuer and the Guarantor in this Indenture and the Securities shall bind their respective successors and assigns, whether so expressed or not. All covenants and agreements of the Trustee in this Indenture shall bind its successors.

1.12        SEVERABILITY CLAUSE.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

1.13        BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or action hereunder or in respect of the Securities.

1.14        GOVERNING LAW AND ATTORNMENT.

            This Indenture, any supplemental indenture and the Securities shall be governed by and interpreted in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein. With respect to any suit, action or proceedings relating to this Indenture, any supplemental indenture or any Security, each of the Issuer, the Guarantor, the Trustee and each Holder irrevocably submits and attorns to the non-exclusive jurisdiction of the courts of the Province of Quebec.

1.15        TRUST PROVISIONS.

            Notwithstanding the references herein or in any Notes to this Indenture as a "Trust Indenture" or to BNY Trust Company of Canada (or its successor hereunder, if any, or any additional trustee or co-trustee hereunder) as a "Trustee" or to it acting as Trustee, and notwithstanding anything set forth herein, no trust within the meaning of Chapter II of Title Six of Book Four of the Civil Code of Quebec is intended to be or is created or constituted hereby. In addition, the provisions of Title Seven of Book Four of the Civil Code of Quebec, to the extent in any way inconsistent with the provisions of this Indenture, are not intended to, and shall not apply to any administration by the Trustee hereunder.

1.16        NO-BUSINESS DAYS.

            In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or the Securities, other than a provision in the Securities which specifically states that such provision shall apply in lieu of this Section) payment of Interest or Maturity Consideration need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no Interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, by reason of such Interest Payment Date, Redemption Date or stated Maturity, as the case may be, being a day that is not a Business Day.

1.17        CURRENCY OF PAYMENT.

            Unless otherwise indicated in a Security or in the applicable Resolution or supplemental indenture delivered pursuant to Section 3.1 with respect to any Securities, all payments to be made hereunder or in respect of any Securities shall be made in Dollars.

1.18        CONFLICT WITH SUPPLEMENTAL INDENTURES.

            The terms and provisions of a supplemental indenture describing any particular series of Securities may eliminate, modify, amend or add to any of the terms and provisions of this Indenture, but solely as applied to such series of Securities. For greater certainty, if a term or provision contained in this Indenture shall conflict or be inconsistent with a term or provision of any such supplemental indenture, such supplemental indenture shall govern with respect to any series of Securities to which it relates; provided, however, that the terms and provisions of such supplemental indenture may eliminate, modify, amend or add to the terms and provisions of this Indenture solely as applied to such series of Securities.

                                   ARTICLE 2

                                 SECURITY FORMS

2.1         FORMS GENERALLY.

            The Securities of each series shall be issuable in fully registered form, which may be either certificated form or as Book-Entry Securities, as established by or pursuant to a Resolution or in one or more supplemental indentures, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any supplemental indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

            The certificated Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

            If Securities of a series are issuable as Book-Entry Securities, any global certificate representing such Book-Entry Securities may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Book-Entry Security in global form to reflect the amount, or any increase or decrease in the amount or changes in the rights of Holders of Outstanding Securities of such series represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein. Any instructions by the Issuer with respect to a Book-Entry Security in global form shall be in writing but need not comply with Section 1.2.

2.2         FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            The following is the Form of the Trustee's Certificate of
Authentication:

            "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                BNY TRUST COMPANY OF CANADA

                                                as Trustee



                                                By:
                                                   -----------------------------
                                                   Authorized Signing Officer"


                                   ARTICLE 3

                                 THE SECURITIES

3.1         AMOUNT UNLIMITED; ISSUABLE IN SERIES

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities shall be issued in one or more tranches of one or more series. There shall be established in or pursuant to a Resolution of the Issuer and set forth in an Officer's Certificate of the Issuer or established in one or more supplemental indentures, the principal terms of each such series or tranche, which shall include the following, to the extent applicable:

      (a) the title of such Securities and the series in which such Securities shall be included;

      (b) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.7 or 11.9);

      (c) whether Securities of the series are to be issuable in fully certificated form or as Book-Entry Securities and, if in certificated form, whether such Securities are to be issuable initially in global form and, if so, (i) whether Beneficial Owners of interests in any such Security in global form may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 3.6 and (ii) the name of the Clearing Agency, as the case may be, with respect to any Book-Entry Security or temporary global form of Security;

      (d) the date as of which any Book-Entry Security or temporary global form of Security representing Outstanding Securities of the series shall be dated if other than the Original Issue Date of the first such Security of the series to be issued;

      (e) the date or dates on which the Maturity Consideration for such Securities is payable;

      (f) whether Securities will bear Interest or whether Securities will be issued as Discount Securities or Linked Securities, the rate or rates at which such Securities shall bear Interest, if any, and, if applicable, the Interest Rate Basis, or any method by which such rate or rates shall be determined, the date or dates from which such Interest shall accrue, the Interest Payment Dates on which such Interest shall be payable and the Regular Record Date for the Interest payable on such Securities on any Interest Payment Date, whether any Interest will be paid on Defaulted Interest, and the basis upon which Interest shall be calculated, if other than that of a 365 day year or 366 day year, as applicable;

      (g) the place or places, if any, in addition to or other than the Places of Payment specified in Section 10.2, where the Maturity Consideration and/or Interest on or Additional Amounts, if any, payable in respect of such Securities shall be payable or from which payments of Maturity Consideration and/or Interest on the Securities of that series will be sent or forwarded by prepaid ordinary mail, electronic transfer of funds or such other means as may be agreed to by the Paying Agent, where Securities of such series may be surrendered for registration or transfer, where Securities of such series may be surrendered for exchange and where demand to or upon the Issuer or the Guarantor in respect of such Securities and this Indenture may be served;

      (h) the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Issuer;

      (i) the right or obligation, if any, of the Issuer to redeem or purchase such Securities and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities;

      (j) the denominations in which Securities of such series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

      (k) the type of Maturity Consideration to be delivered to the holders of the Securities upon payment of the discharge of the Securities of such series when due or upon redemption, if the Maturity Consideration is to be other than in money;

      (l) if other than the principal amount thereof, the portion of the principal amount of such Securities which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
            Section 5.2;

      (m) if other than Dollars as at the time of payment is legal tender for payment of public or private debts, the Specified Currency in which payment of the principal of (and premium, if any) and Interest, if any, on, and Additional Amounts in respect of, such Securities shall be payable;

      (n) if the principal of (and premium, if any) and Interest, if any, on, and Additional Amounts in respect of, such Securities are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency, including composite currencies, other than the Specified Currency, the period or periods within which, and the terms and conditions upon which, such election may be made;

      (o) if the amount of payments of principal of (and premium, if any) and Interest, if any, on, and Additional Amounts in respect of, such Securities may be determined with reference to an index, formula or other method or based on a coin or currency other than the Specified Currency in which the Securities are stated to be payable, the manner in which such amounts shall be determined and the calculation agent, if any, with respect thereto;

      (p) if Securities of such series are to be issuable in fully certificated form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

      (q) any additional terms and provisions with respect to, and any additional conditions, representations, covenants and Events of Default, if any, for such Securities;

      (r) any modification or elimination of any of the definitions, representations, covenants, conditions, Events of Default or other terms and provisions of this Indenture to be applicable to such Securities;

      (s) any other provisions, requirements, conditions, indemnities, enhancements or other matters of any nature or kind whatsoever relating to such Securities, including any terms which may be required by, or advisable under, the Indenture Legislation or any other applicable law or any rules, procedures or requirements of any securities exchange on which any of the Securities are, or are proposed to be, listed or of any over-the-counter market in which any of the Securities are, or are proposed to be, traded or which may be advisable in connection with the marketing of such Securities; and

      (t) any other terms of such Securities (which terms shall not be inconsistent with the provisions of this Indenture).

            Prior to the initial issuance of a new series of Securities, the principal terms of such series of Securities (to the extent that such terms are intended to be different from the terms set forth in this Indenture) shall be provided in or pursuant to a Resolution and set forth in an Officer's Certificate or in a supplemental indenture. All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of Interest, if any, and Stated Maturity, the date from which Interest, if any, shall accrue and except as may otherwise be provided for in or pursuant to such Resolution and set forth in such Officer's Certificate or provided in any such supplemental indenture. All Securities of any one series need not be issued at the same time, and, unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

            If any of the terms of the Securities of any series are established by action taken pursuant to a Resolution, a copy of an appropriate record of such action shall be certified by an Officer of the Issuer and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms thereof.

3.2         DENOMINATIONS

            Unless other denominations may from time to time be fixed by or pursuant to a Resolution or supplemental indenture delivered pursuant to Section 3.1, the Securities of each series shall be issuable in fully registered certificated form without coupons in denominations of $1,000 and integral multiples thereof.

3.3         EXECUTION, AUTHENTICATION, DELIVERY AND DATING

            The Securities shall be executed on behalf of the Issuer by any member of the Board. The signature of any of these persons on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, together with the Resolution and Officer's Certificate or supplemental indenture with respect to such Securities referred to in Section 3.1 and a Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order and subject to the provisions hereof shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon such Officer's Certificate stating, to the effect that:

      (a) the form and terms of such Securities have been established in conformity with the provisions of this Indenture;

      (b) all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Officer's Certificate, will constitute valid and legally binding obligations of the Issuer and the Guarantor, enforceable against the Issuer and the Guarantor in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, winding-up and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); such Officer's Certificate need express no opinion as to the availability of equitable remedies;

      (c) all laws and requirements in respect of the execution and delivery by the Issuer of such Securities have been complied with; and

      (d)   as to such other matters as the Trustee may reasonably request.

            The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee being advised by counsel determines that such action may not lawfully be taken.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section
2.2 or 6.17 executed by or on behalf of the Trustee by the manual signature of one of its authorized signers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

            The certificate of authentication on the certificates will not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Securities or of their issuance and the Trustee will in no respect be liable for or answerable for the use made of such Securities or any of them or the proceeds thereof.

3.4         TEMPORARY SECURITIES.

            Pending the preparation of certificated Securities of any series, if required pursuant to Section 3.1, the Issuer may execute and deliver to the Trustee, and upon Issuer Order the Trustee shall authenticate and deliver, in the manner provided in Section 3.3, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the certificated Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the Officers of the Issuer executing such Securities may determine, as evidenced by their execution of such Securities.

            Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions hereof, if temporary Securities of any series are issued, the Issuer will cause certificated Securities of that series to be prepared without unreasonable delay. After the preparation of certificated Securities, the temporary Securities of such series shall be exchangeable for certificated Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at the Corporate Trust Office of the Trustee or at such other place or places as the Issuer and the Trustee may agree, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of certificated Securities of authorized denominations of the same series containing identical terms and provisions. Unless otherwise specified as contemplated by Section 3.1 with respect to a temporary global Security, until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as fully certificated Securities of such series.

3.5         REGISTRATION, TRANSFER AND EXCHANGE.

            The Issuer shall cause to be kept at the Corporate Trust Offices and by the Trustee or such other registrar as the Issuer may appoint, in each case as the agent of the Issuer for this purpose, at such other place or places (if any) in respect of any series of certificated Securities (including a certificated Security in global form) as the Issuer may designate with the approval of the Trustee, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee or the Person maintaining the Security Register shall provide for the registration of certificated Securities of each series and of transfers of certificated Securities of each series. Such office or agency shall be the "Security Registrar" for the Securities, if any, of each series of Securities. In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

            Upon surrender for registration of transfer of any certificated Security of any series at any of the Corporate Trust Offices or any office or agency of the Issuer maintained for that purpose pursuant to Section 10.2, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new certificated Securities of the same series, of any authorized denominations, of a like aggregate principal amount, bearing a number not contemporaneously outstanding and containing identical terms and provisions.

            At the option of the Holder, certificated Securities of any series may be exchanged for other certificated Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the certificated Securities to be exchanged at any such office or agency. Whenever any certificated Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the certificated Securities which the holder making the exchange is entitled to receive.

            Ownership of the Book-Entry Securities will be constituted through beneficial interests in the Book-Entry Securities held by the Clearing Agency acting as agent of the Issuer for such purposes in the form of a certificated Security in global form, and will be represented through book-entry accounts of Clearing Agency Participants, acting on behalf of the Beneficial Owners of such Book-Entry Securities. Each purchaser of a Book-Entry Security will receive a customer confirmation of purchase from the Clearing Agency Participant from whom the Book-Entry Security is purchased in accordance with practices and procedures of such Clearing Agency Participant.

            Book-Entry Securities may be transferred or exchanged only through a Clearing Agency Participant or any other depository identified in a Resolution or a supplemental indenture delivered pursuant to Section 3.1 or in a supplemental indenture. In such case, the Trustee shall deal with the Clearing Agency and Clearing Agency Participants as representatives of the Beneficial Owners of such Securities for purposes of exercising the rights of Holders hereunder, as provided in this Indenture. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

            Notwithstanding the foregoing, except as otherwise specified herein or in a Security, as contemplated by Section 3.1, any Book-Entry Security in global form shall be exchangeable only if (a) the Clearing Agency is at any time unwilling or unable to continue as Clearing Agency and a successor Clearing Agency is not appointed by the Issuer within 60 days; (b) the Issuer executes and delivers to the Trustee a Issuer Order to the effect that such Book-Entry Security in global form shall be so exchangeable; or (c) an Event of Default has occurred and is continuing with respect to the Securities. If the Beneficial Owners of interests in a Book-Entry Security in global form are entitled to exchange such interests for certificated Securities of like tenor and principal amount of any authorized form and denomination, as contemplated by Section 3.1, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Issuer shall deliver to the Trustee certificated Securities of that series in registered form in an aggregate principal amount equal to the principal amount of such Book-Entry Security in global form, executed by the Issuer. On or after the earliest date on which such interests may be so exchanged, such Book-Entry Securities in global form shall be surrendered from time to time by the Clearing Agency or such other depository as shall be specified in the Issuer Order with respect thereto, and in accordance with instructions given to the Trustee and the Clearing Agency or such depository, as the case may be (which instructions shall be in writing but need not comply with Section 1.2), as shall be specified in the Issuer Order with respect thereto to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or in part, for certificated Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered Book-Entry Security in global form, a like aggregate principal amount of certificated Securities of the same series of authorized denominations and of like tenor as the portion of such Book-Entry Security in global form to be exchanged which shall be in the form of certificated Securities; provided that such certificated Securities shall be registered in such name or names as the Clearing Agency or the applicable Clearing Agency Participant shall instruct the Issuer and the Trustee. Promptly following any such exchange in part, such Book-Entry Security in global form shall be returned by the Trustee to such depository or the Clearing Agency, as the case may be, or such other depository or Clearing Agency referred to above in accordance with the instructions of the Issuer referred to above. If a certificated Security is issued in exchange for any portion of a Book-Entry Security in global form after the close of business at the office or agency where such exchange occurs on (a) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date; or (b) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Interest or Defaulted Interest, as the case may be, Interest will not be payable to the Clearing Agency or depository on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom Interest in respect of such portion of such global Security is payable in accordance with the newly issued certificated Security.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer, or for exchange or redemption (if so required by the Issuer or the Security Registrar for such series of Security presented), shall be duly endorsed on the reverse side of the Security, or be accompanied by a written instrument of transfer in form acceptable to the Issuer and such Security Registrar duly executed, by the Holder or his attorney duly authorized in writing.

            Any registration, exchange or transfer of Securities will be effected (a) upon the Trustee, being satisfied with the documents of title; and
(b) subject to the provisions of this Indenture and such other reasonable regulations as the Issuer may from time to time agree upon with the Trustee, transfer agent and Security Registrar.

            No service charge shall be made for any registration of transfer or exchange of Securities, or redemption of Securities, but the Issuer and/or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.7 or 11.9 not involving any transfer.

            Neither the Issuer nor the Trustee shall be required to (a) issue, register the transfer of or exchange any Securities of any series during the period beginning on the Regular Record Date for the payment of Maturity Consideration or Interest on a Security and ending on the applicable date fixed for the payment of such Maturity Consideration or Interest or during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under
Section 11.4 and ending at the close of business on the day of such mailing or
(b) register the transfer of, or exchange, any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.

            The restrictive legend ("Restricted Securities Legend") set forth on Exhibit A shall appear on the face of all Securities issued under the Indenture. By its acceptance of any Security or an interest therein bearing a Restricted Securities Legend, each Holder or beneficial owner of such Security acknowledges the restrictions on transfer or exchange of such Security set forth in such Restricted Securities Legend and agrees that it will transfer or exchange such Security only as provided in such Restricted Securities Legend and that it will deliver, to each person to whom it transfers a Security or an interest therein, notice of any restrictions on transfer of such Security.

3.6         MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

            If any mutilated Security is surrendered to the Trustee, the Issuer shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

            If there be delivered to the Issuer and to the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute, and upon its request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Issuer and the Trustee may require the payment of a sum sufficient to cover any Tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

3.7         PAYMENT OF INTEREST AND MATURITY CONSIDERATION: INTEREST RIGHTS
            PRESERVED

            Except as expressly contemplated by Section 3.1, Interest on the Securities shall be paid in arrears on each Interest Payment Date and on the Stated Maturity and the payment of Interest shall be subject to and made in accordance with the following terms and conditions:

      (a) Interest on any Interest bearing certificated Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Interest bearing Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such Interest. Payment of Interest due on the Maturity Date of a certificated Security of any series will be made to the Person to whom payment of the Maturity Consideration shall be made. Unless otherwise specified in the applicable form of note for such Securities, payment of Interest due on a certificated Security of any series on any Interest Payment Date (other than the Stated Maturity) will be made by the Trustee, either by a cheque dated the applicable Interest Date and sent by prepaid regular mail to the holders of such Securities as of the Regular Record Date for such Interest three Business Days before the Interest Payment Date or by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date, to an account maintained by the Holder entitled thereto as specified in the Security Register. Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the Holder. Payments of Maturity Consideration in respect of a certificated Security of any series will be made at the Places of Payment as designated in the Resolution or a supplemental indenture delivered pursuant to Section 3.1, with respect to the Security against surrender of the certificated Security and in the case of any repayment on any optional repayment date in accordance with Article 12 hereof, the duly completed redemption form specified in Article 12, if and as required by the provisions of this Indenture, the applicable Resolution delivered pursuant to Section 3.1 or supplemental indenture or the Security.

      (b) Payments of Interest and Maturity Consideration on each Book-Entry Security will be made by the Issuer or a Paying Agent to the Clearing Agency or its nominee, as the case may be, as registered holder of a certificated Security in global form. A record date will be established at least 15 days (and not more than 30 days) prior to the payment date. Interest payments on such certificated Security in global form denominated in Dollars will be made by the Issuer or a Paying Agent either by cheque dated the applicable Interest Payment Date and delivered to the Clearing Agency or its nominee, as the case may be, two Business Days before the Interest Payment Date or by wire transfer of immediately available funds by 11:00 a.m. (Montreal time) on the Interest Payment Date. Principal payments on a Book-Entry Security will be made in the Specified Currency by cheque dated the Stated Maturity delivered to the Clearing Agency or its nominee, as the case may be, or by wire transfer of immediately available funds, on the Stated Maturity against surrender by the Clearing Agency to the Trustee of the certificated Security in global form evidencing the Book-Entry Security. As long as the Clearing Agency or its nominee is the registered owner of a Book-Entry Security, the Clearing Agency or its nominee, as the case may be, will be considered the sole owner of the Book-Entry Security for the purposes of receiving payment on such Book-Entry Security and for all other purposes under the Indenture and the Securities.

      (c) The first payment of Interest on any Security of any series originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the Holders on such next succeeding Regular Record Date. Unless otherwise specified in a Security or in the applicable Resolution delivered pursuant to
            Section 3.1 or supplemental indenture, the Regular Record Date will be the 15th calendar day, whether or not a Business Day, immediately preceding each Interest Payment Date.

      (d) Interest payments on Securities denominated in a Specified Currency other than Dollars, if any are issued, will be made in the manner set out in the applicable Security.

      (e) Unless otherwise specified in the applicable Resolution delivered pursuant to Section 3.1 or supplemental indenture, a Beneficial Owner of Book-Entry Securities that are denominated in a Specified Currency electing to receive payments of Maturity Consideration or Interest in that Specified Currency must notify the Clearing Agency Participant through which its interest is held on or before the applicable Regular Record Date, in the case of a payment of Interest, and on or before the 16th day, whether or not a Business Day, before its Stated Maturity, in the case of Maturity Consideration of the Beneficial Owner's election to receive all or a portion of any payment in a Specified Currency. The Clearing Agency Participant must notify the Clearing Agency of any election on or before the third Business Day after the Regular Record Date. The Clearing Agency will notify the Paying Agent of the election on or before the fifth Business Day after the Regular Record Date. If complete instructions are received by the Clearing Agency Participant and forwarded to the Clearing Agency, and forwarded by the Clearing Agency to the Paying Agent, on or before the relevant dates, the Beneficial Owner of the Book-Entry Securities will receive payments in the Specified Currency.

      (f) Unless otherwise specified herein, the forwarding of a cheque or the initiation of a wire transfer by the Issuer, the Guarantor, the Trustee or the Paying Agent, as the case may be, will satisfy and discharge the liability for any amounts due to the extent of the sum or sums represented thereby (plus the amount of any Tax deducted or withheld as required by law unless required to be paid hereunder or in the applicable Resolution delivered pursuant to Section 3.1 or supplemental indenture or in the Security to a Holder of Securities) unless such cheque is not honoured on presentation or such wire transfer is not completed; provided that in the event of the non-receipt of such cheque by the payee, or the loss or destruction thereof, or the non-completion of a wire transfer the Issuer, the Guarantor, the Trustee or the Paying Agent, as the case may be, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, will issue to such payee a replacement cheque for the amount of such cheque or initiate a new wire transfer for the amount of the original wire transfer.

            Subject to the provisions of Section 3.5, this Section and Section 3.8, upon registration of transfer of or in exchange for or in lieu of any other Security, each Security delivered under this Indenture, shall carry the rights to Interest accrued and unpaid, and to accrue, which were carried by such other Security.

3.8         PAYMENT OF DEFAULTED INTEREST.

            Any Interest on a Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for such Security, other than as a result of the failure of a Holder or a Clearing Agency Participant to comply with the provisions of Section 3.7 (herein called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (a) or (b) below:

      (a) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities affected (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest and the amount of any Interest thereon, if applicable, proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest and the amount of any Interest thereon, if applicable, or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Issuer shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Issuer shall promptly notify the Trustee of such Special Record Date and, in the name and at the expense of the Issuer, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest and the amount of any Interest thereon, if applicable, shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (b); provided, however, that where a transfer of a Security occurs between the last Regular Record Date and the Special Record Date, such Defaulted Interest and the amount of any Interest thereon, if applicable, shall be paid to the Holder of such Security as of the last Regular Record Date immediately prior to the Special Record Date.

      (b) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

3.9         CALCULATION DATE AND CALCULATION AGENT

            Unless otherwise provided in a Resolution delivered pursuant to
Section 3.1 or a supplemental indenture, the Guarantor will be the calculation agent (the "Calculation Agent"). Upon the request of the Holder of a Security of any series bearing Interest at a rate other than a fixed rate, the Calculation Agent will provide the Interest rate then in effect and, if determined, the Interest rate that will become effective as a result of a determination made for the next date upon which the Interest rate on that Security will be reset with respect to such Security. Unless otherwise specified in a Resolution delivered pursuant to Section 3.1 or a supplemental indenture, the calculation date, if applicable, pertaining to any date on which the Interest rate on a Security will be determined shall be on or before:

      (a) the 10th calendar day after the Regular Record Date, or, if the 10th calendar day is not a Business Day, the next succeeding Business Day; or

      (b) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

3.10        PERSONS DEEMED OWNERS.

            Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for all purposes, including for the purpose of receiving payment of the Maturity Consideration, and (subject to Sections 3.5 and 3.7) Interest on and Additional Amounts, or other amounts payable under Section 10.4, with respect to, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer nor the Trustee shall be affected by notice to the contrary.

3.11        CANCELLATION.

            All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by it unless by a Issuer Order the Issuer directs their return to it.

3.12        COMPUTATION OF INTEREST.

            Except as otherwise contemplated by Section 3.1, Interest on the Securities of any series shall be computed on the basis of a 365 day year or 366 day year, as applicable. For the purposes of the Interest Act (Canada), the yearly rate of Interest to which any rate of Interest payable under a Security, which is to be calculated on any basis other than a full calendar year, is equivalent may be determined by multiplying the rate by a fraction, the numerator of which is the number of days in the calendar year in which the period for which Interest at such rate is payable and the denominator of which is the number of days comprising such other basis.

                                   ARTICLE 4

                           SATISFACTION AND DISCHARGE

4.1         SATISFACTION AND DISCHARGE OF INDENTURE.

            Upon the direction of the Issuer by an Issuer Order, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive Additional Amounts or other payments, as provided in Section 10.4 and the indemnity to the Trustee as provided in Section 6.12), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

      (a)   either

            (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and (B) Securities for whose payment money or other consideration has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

            (ii)  all such Securities:

                  (A)   have become due and payable, or

                  (B) will become due and payable at their Stated Maturity within one year, or

                  (C) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as funds in trust for the purpose an amount of money (either in Dollars or such Specified Currency in which the Securities may be payable), or debt securities issued by the Government of Canada or other consideration which through the payment of interest and Maturity Consideration in respect thereof in accordance with their terms will provide an amount of money, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for Maturity Consideration and Interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (b) the Issuer has paid or caused to be paid all other amounts or consideration payable hereunder by the Issuer; and

      (c) the Issuer has delivered to the Trustee an Officer's Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such Instrument shall be conditioned upon receipt of such instrument from all Trustees hereunder.

            Notwithstanding the satisfaction and discharge of this Indenture:
(a) the obligations of the Guarantor and the Issuer to the Trustee under Section
6.12 and (b) if money shall have been deposited with the Trustee pursuant to subclause (ii) of Clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3, shall each survive the satisfaction and discharge of this Indenture.

4.2         APPLICATION OF TRUST CONSIDERATION.

            Subject to the provisions of the last paragraph of Section 10.3, all money and other consideration deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the Maturity Consideration and any Interest and Additional Amounts and other amounts payable under Section 10.4 for whose payment such money or other consideration has been deposited with the Trustee; but such money or other consideration need not be segregated from other funds except to the extent required by law.

                                    ARTICLE 5

                                    REMEDIES

5.1         EVENTS OF DEFAULT.

      "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (a) the Issuer defaults in the payment of any Interest or Additional Amounts or other amounts payable under Section 10.4 upon any Security of that series when such Interest or Additional Amounts or other amounts payable under Section 10.4 becomes due and payable, and such default continues unremedied for a period of 30 days;

      (b) the Issuer defaults in the payment of the Maturity Consideration of any Security of that series when it becomes due and payable at Maturity;

      (c) the Issuer or the Guarantor, as the case may be, defaults in the performance of, or breaches any covenant, representation or warranty of the Issuer or the Guarantor, as the case may be, in this Indenture or the Guarantee (other than a covenant, representation or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of Securities other than that series), and such default or breach continues unremedied for a period of 60 days after there has been given, by registered or certified mail, to the Issuer and to the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

      (d) a court having jurisdiction in the premises shall enter a decree or order for relief in an involuntary case in respect of the Issuer under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall appoint a receiver, receiver and manager, liquidator, assignee, custodian, trustee in bankruptcy, sequestrator or similar official for any substantial part of its property, or shall order the winding-up or liquidation of its affairs, and such decree, appointment or order shall remain unstayed and in effect for a period of 60 consecutive days;

      (e) the Issuer shall make a proposal for a compromise or arrangement under the Bankruptcy and Insolvency Act (Canada) or the Companies Creditors Arrangement Act (Canada), or shall otherwise commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, receiver and manager, liquidator, assignee, trustee in bankruptcy, custodian, sequestrator or similar official of the Issuer, as the case may be, or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing;

      (f) any other Event of Default provided with respect to Securities of that series;

      (g) if the Guarantee is not, or claimed by the Guarantor to not be, in full force and effect; or

      (h) an "Event of Default" as defined in the Guarantor Indenture shall have occurred without giving effect to any waiver thereof in accordance with the Guarantor Indenture and without giving effect to any action or inaction by holders thereunder, including in relation to any acceleration of indebtedness thereunder.

5.2         ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

            If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the unpaid Maturity Consideration of all the Securities of that series, the accrued Interest thereon and Additional Amounts and other amounts payable under Section 10.4 in respect thereof, or such lesser amounts as may be provided for in the Securities of that series, to be due and payable immediately, by a notice in writing to the Issuer and the Guarantor (and to the Trustee if given by the Holders), and upon any such declaration such Maturity Consideration, Interest and any Additional Amounts and other amounts payable under Section 10.4 or such lesser amounts or property shall become immediately due and payable.

            At any time after such a declaration of acceleration with respect to the Securities of any series has been made and before a judgment or decree for payment of the Maturity Consideration due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

      (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

            (i) all overdue instalments of Interest on and any Additional Amounts and other amounts payable under Section 10.4 in respect of all Securities of that series,

            (ii) the Maturity Consideration for any Securities of that series which have become due otherwise than by such declaration of acceleration and Interest thereon at the rate or rates borne by or provided for in such Securities,

            (iii) to the extent that payment of such Interest is lawful, interest upon overdue instalments of Interest, Additional Amounts and other amounts payable under Section 10.4 at the rate or rates borne by or provided for in Securities of that series, and

            (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation and reasonable properly documented expenses, disbursements and advances of the Trustee, its agents and counsel; and

      (b) all Events of Default with respect to the Securities of that series, other than the non-payment of the Maturity Consideration of the Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

5.3         COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

            The Issuer covenants that if:

      (a) default is made in the payment of any instalment of Interest on or any Additional Amounts or other amounts payable under Section 10.4 in respect of any Security, when such Interest or Additional Amounts or other amounts payable under Section 10.4 shall have become due and payable and such default continues for a period of 30 days; or

      (b) default is made in the payment of the Maturity Consideration for any Security at its Maturity,

the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount and/or other consideration then due and payable on such Securities for the Maturity Consideration and Interest and Additional Amounts or other amounts payable under Section 10.4, if any, with interest upon the overdue Maturity Consideration and, to the extent that payment of such interest shall be legally enforceable, upon overdue instalments of Interest or any Additional Amounts or other amounts payable under Section 10.4 at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation and reasonable properly documented expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee under Section 6.12.

            If the Issuer fails to pay such amounts and/or other consideration forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums and/or other consideration so due and unpaid, and may enforce the same against the Issuer or any other obligor upon such Securities and collect the moneys and/or other consideration adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Securities, wherever situated.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Holders of such Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

5.4         TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or the Guarantor upon the Securities or the property of the Issuer or of the Guarantor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or the Guarantor for the payment of overdue principal or Interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

      (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of that series, of Maturity Consideration and Interest and any Additional Amounts and other amounts payable under Section 10.4 owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation and the reasonable properly documented expenses, disbursements and advances of the Trustee, its agents or counsel and any other amounts due to the Trustee under Section 6.12) and of the Holders allowed in such judicial proceeding; and

      (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, receiver and manager, assignee, trustee in bankruptcy, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation and reasonable properly documented expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee under Section 6.12.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

5.5         TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

            All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall, after provision for the payment of the reasonable compensation and reasonable properly documented expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amount due to the Trustee under Section 6.12, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

5.6         APPLICATION OF MONEY AND OTHER CONSIDERATION COLLECTED.

            Any money or other consideration collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or other consideration on account of the Maturity Consideration, Interest or any Additional Amounts or any other amounts payable under Section 10.4 upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under this Indenture;

            SECOND: To the payment of the amounts then due and unpaid upon the Securities for Maturity Consideration and Interest and any Additional Amounts and other amounts payable under Section 10.4 in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for Maturity Consideration, Interest and Additional Amounts and other amounts payable under Section 10.4, respectively;

            THIRD: The balance, if any, to the Person or Persons entitled thereto.

5.7         LIMITATION ON SUITS.

            No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, receiver and manager or trustee in bankruptcy, or pursue any other remedy hereunder, unless:

      (a) such Holder has previously given written notice to the Trustee, the Issuer and the Guarantor of a continuing Event of Default with respect to the Securities of that series;

      (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (c) such Holder or Holders have offered to the Trustee reasonable funding and indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (d) the Trustee for 60 days after its receipt of such notice, request and offer of funding and indemnity has failed to institute any such proceeding; and

      (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE MATURITY CONSIDERATION, INTEREST, ADDITIONAL AMOUNTS AND OTHER AMOUNTS.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the Maturity Consideration for and (subject to Sections 3.5, 3.7 and 3.8) Interest on and any Additional Amounts and other amounts payable under Section 10.4 in respect of such Security on the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment on or after such respective dates, and such right shall not be impaired without the consent of such Holder.

5.9         RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, the Issuer, the Guarantor, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

5.10        RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion of employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

5.11        DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder of any Security in exercising any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

5.12        CONTROL BY HOLDERS OF SECURITIES.

            Except as may be limited by Sections 1.9 and 6.18, the Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities, provided that:

      (a) such direction shall not be in conflict with any applicable law or with this Indenture;

      (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

      (c) such direction is not unduly prejudicial to the rights of other Holders of securities of such series.

5.13        WAIVER OF PAST DEFAULTS.

            The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series, by notice to the Trustee waive any past default hereunder with respect to such Securities and its consequences, except a default:

      (a) in the payment of the Maturity Consideration for or Interest on or Additional Amounts or other amounts payable under Section 10.4 in respect of, any Security of such series; or

      (b) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

5.14        UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Security, by such Holder's acceptance thereof, shall be deemed to have agreed that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit, other than the Trustee, of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable legal fees, against any party litigant in such suit, including the Trustee, having due regard to the merits and good faith of the claims or defences made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Issuer, the Guarantor, the Trustee or by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the Maturity Consideration for or Interest on or any Additional Amounts or other amounts payable under Section 10.4 in respect of any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or Interest on any overdue Maturity Consideration of any Security.

5.15        WAIVER OF STAY OR EXTENSION LAWS.

            The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6

                                   THE TRUSTEE

6.1         CERTAIN DUTIES AND RESPONSIBILITIES.

      (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Holders of Securities of each series in respect of which it acts as trustee as a whole and exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

      (b)   (i)   The Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

            (ii) In the absence of bad faith on its part, the Trustee may conclusively act on and rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own wilful misconduct, except that:

                  (i) this Subsection shall not be construed to limit the effect of Subsections (a) and (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any
                        action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

            (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

6.2         NOTICE OF DEFAULTS.

            Within 30 days after the Trustee receives actual notice of the occurrence of any Event of Default hereunder with respect to the Securities of any series, the Trustee shall send by mail to all Holders of Securities of such series notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the Maturity Consideration for or Interest on or any Additional Amounts or other amounts payable under Section 10.4 with respect to, any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.1(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

6.3         CERTAIN RIGHTS OF TRUSTEE.

            Except as otherwise provided in Section 6.1 (other than with respect to Section 6.3(e)) and the provisions of the Indenture Legislation:

      (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3 which shall be sufficiently evidenced as provided therein) and any resolution of the Board may be sufficiently evidenced by a Resolution;

      (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, act on and rely upon an Officer's Certificate;

      (d) the Trustee may employ or retain such counsel, accountants, appraisers, engineers or other experts or advisors as it reasonably requires for the purpose of determining and discharging its duties and administering the trusts hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct on the part of any of them. Any remuneration so paid by the Trustee shall be repaid to the Trustee in accordance with
            Section 6.12. The Trustee may act and rely and, provided that such action or reliance is reasonable in the circumstances and in good faith, shall be protected in acting and relying on the opinion or advice of or information obtained from any counsel, accountant, appraiser, engineer or other expert or advisor, whether retained or employed by the Issuer or by the Trustee, in relation to any matter arising in the administration of the trusts hereof;

      (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable funding and security and/or an indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may, but shall not be required to, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

      (g) the Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Holders of a series of Securities at whose instance it is acting to deposit with the Trustee the Securities held by them, for which Securities the Trustee shall issue receipts;

      (h) the Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it by this Indenture unless and until it shall have been required so to do under the terms of this Indenture or any supplemental indenture; nor shall the Trustee be required to take notice of any default or Event of Default hereunder or thereunder unless and until notified in writing of such default or Event of Default, which notice shall distinctly specify the default or Event of Default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Indenture or any supplemental indenture conclusively assume that no default or Event of Default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein; and

      (i) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

6.4         TRUSTEE NOT REQUIRED TO GIVE SECURITY.

            The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of this Indenture.

6.5         TRUSTEE NOT TO BE APPOINTED RECEIVER.

            Neither the Trustee nor any Affiliate of the Trustee shall be appointed a receiver or receiver and manager or liquidator or sequestrator of, or act as agent or fonde de pouvoir (within the meaning of such term as used in Article 2692 of the Civil Code of Quebec) under or in connection with a deed of hypothec or security agreement affecting all or any part of the property, assets or undertaking of the Issuer or the Guarantor.

6.6         PROTECTION OF TRUSTEE.

            By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and addressed as follows:

      (a) the Trustee shall not be bound to give notice to any Person of the execution hereof;

      (b) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

      (c) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Issuer or the Guarantor of any of the covenants herein contained or of any acts of the agents of the Issuer or the Guarantor; and

      (d) Each of the Issuer and the Guarantor shall provide to the Trustee an incumbency certificate setting out the names and sample signatures of persons entitled to give instructions to the Trustee hereunder. The Trustee shall be entitled to rely on such certificates until revised certificates are provided to it hereunder. The Trustee shall be entitled to refuse to act upon any instructions given by a party which are signed by any person other than a person described in an incumbency certificate provided to it pursuant to this Section.

6.7         INVESTMENT OF TRUST MONEYS.

            Unless otherwise provided in this Indenture, any moneys held by the Trustee, which under the trusts of this Indenture may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee, shall be invested and reinvested in the name or under the control of the Trustee in any Authorized Investments (a) prior to the date the Trustee shall have declared the Maturity Consideration for and Interest on and any Additional Amounts or other amounts payable under Section 10.4 in respect of the applicable Securities of any series to be due and payable, at the direction of the Issuer and (b) thereafter, as may be directed in a resolution of Holders of Securities of any series. Any such direction to the Trustee as to the investment of the funds shall be in writing and shall be provided to the Trustee no later than 10:00 a.m. (Montreal time) on the day on which the investment is to be made. Any such direction received by the Trustee after 10:00 a.m. (Montreal time), or received on a non-Business Day, shall be deemed to have been given prior to 10:00 a.m. (Montreal time) the next Business Day. Pending such investment, such moneys may be deposited by the Trustee in any chartered bank in Canada (including any Affiliate of the Trustee) or maintained in a trust account with the Trustee. The Trustee shall allow interest at its current rate for trust accounts on moneys maintained in a trust account with it and shall credit the Issuer with interest received or other return obtained on moneys deposited with other depositories and on all money invested as provided for in this Section. For the purposes of this Section, "Authorized Investments" means securities which, under Articles 1339 to 1354 of the Civil Code of Quebec, are presumed sound investments, which for purposes hereof are limited to interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or a Province of Canada or a Canadian chartered bank (which may include an Affiliate or related party of the Trustee) provided that each such obligation is at the time of its purchase rated at least R1 (middle) by Dominion Bond Rating Service Limited or an equivalent rating by any other nationally recognized rating agency and provided that such debt obligations are expressed to mature within one year after their purchase by the Trustee.

            Unless and until the Trustee shall have declared the Maturity Consideration for and Interest on and any Additional Amounts or other amounts payable under Section 10.4 in respect of any Securities of any series to be due and payable, the Trustee shall, on request, pay over to the Issuer all interest received or other return obtained by the Trustee in respect of any investments or deposits made pursuant to the provisions of this Section, including interest payable on funds maintained in a trust account with the Trustee.

            The Trustee may retain any cash balance held in connection with this Trust Indenture and may, but need not, hold the same in its deposit department or the deposit department of one of its Affiliates; but the Trustee and its Affiliates shall not be liable to account for any profit to the Issuer or any other person or entity other than at a rate, if any, established from time to time by the Trustee or its Affiliates.

6.8         ACTION BY TRUSTEE TO PROTECT INTERESTS.

            The Trustee shall have the power to institute and maintain all and any such actions, suits or proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Holders of Securities of any series.

6.9         NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

            The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Issuer and, except with respect to the representations, warranties and covenants of the Trustee contained in Sections 1.9, 6.18 and 6.19 and the Securities, the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

6.10        MAY HOLD SECURITIES.

            The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuer, in its individual or any other capacity, and any of their respective Affiliates may become the owner or pledgee of Securities and, subject to Section 6.5, may otherwise deal with the Issuer and the Guarantor with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

6.11        MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

6.12        COMPENSATION AND REIMBURSEMENT.

            The Issuer agrees:

      (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder;

      (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable properly documented expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable properly documented compensation, expenses and disbursements of its agents, experts and counsel), except any such expenses, disbursements or advances as may be attributable to its or its agents' gross negligence, wilful misconduct or bad faith; and

      (c) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without gross negligence, wilful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including, without limitation, the reasonable properly documented costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder. This indemnity shall survive the removal or resignation of the Trustee and the termination of this Indenture.

            As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien prior to the Securities of any series, pro rata in accordance with their respective principal amounts, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of Maturity Consideration for or Interest on or any Additional Amounts or other amounts payable under Section 10.4 in respect of Securities.

6.13        CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            There shall at all times be a Trustee hereunder that is a corporation authorized and qualified to carry on the business of a trust Issuer in the Provinces of Quebec and Ontario and every other jurisdiction where such authorization or qualification is necessary to enable it to act as trustee hereunder and authorized to act as a trustee under an indenture under Indenture Legislation. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section or the Indenture Legislation and other applicable laws, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

6.14        RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
            Section 6.15.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If the instrument of acceptance by a successor Trustee required by
            Section 6.15 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer and the Guarantor.

      (d) Except during the continuance of an Event of Default, the Issuer may remove the Trustee with respect to the Securities of any series for such cause as shall be determined in the sole discretion of the Issuer by filing with the Trustee an instrument to such effect signed by an Officer of the Issuer and delivered to the Trustee not less than 60 days prior to the effective date of the removal.

      (e)   If at any time:

            (i) the Trustee shall fail to comply with the obligations imposed upon it under Indenture Legislation or any other applicable laws with respect to the Securities of any series after written request therefor by the Issuer or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

            (ii) the Trustee shall cease to be eligible under Section 6.13 and shall fail to resign after written request therefor by the Issuer or by any such Holder of a Security, or

            (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver or receiver and manager of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer by a Resolution may remove the Trustee with respect to all Securities, or (B) subject to Indenture Legislation and other applicable laws, any Holder of a Security who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

      (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer, by a Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.15. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.15, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders of Securities and shall have accepted appointment in the manner required by Section 6.15, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (g)   Any new trustee hereunder appointed under any provision of this
            Section 6.14 shall be qualified to act as trustee hereunder in accordance with Section 6.13, shall certify that it will not have any material conflict of interest upon becoming trustee hereunder, and shall accept the trusts herein declared and provided for. On any new appointment, the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

      (h) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities, if any, of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

      (i) If more than one Trustee shall be appointed and shall be acting hereunder or otherwise governed by this Indenture concurrently, no Trustee shall be liable for any acts or omissions, or be responsible for any duties or obligations, of any other Trustee.

6.15        ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges and any other amount due to it under Section 6.12, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver a supplemental indenture wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter expressly set forth, and each such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee and upon the payment of any amount to the Trustee under
            Section 6.12, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

6.16        MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

6.17        APPOINTMENT OF AUTHENTICATING AGENT.

            The Issuer or the Trustee (the Issuer or the Trustee in such capacity referred to in this Section 6.17 as the "Appointing Person") may appoint an Authenticating Agent or Authenticating Agents with respect to one or more of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series upon original issue or exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of Canada or any province thereof, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by federal or provincial authorities. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer and the Guarantor. The Appointing Person may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer or the Trustee, as applicable, and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Appointing Person may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Issuer shall pay each Authenticating Agent from time to time reasonable compensation for its services under this Section, provided that in no event shall the Issuer be required to pay an Authenticating Agent for its services under this Section where such services have previously been paid for by the Trustee, in which case the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.12.

            The provisions of Sections 3.11, 6.9 and 6.10 shall be applicable to each Authenticating Agent.

            If an appointment is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

            "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                               -------------------------------------------------
                                                As Trustee


                         By:
                               -------------------------------------------------
                                         As Authenticating Agent


                         By:
                               -------------------------------------------------
                                          Authorized Signing Officer"


            If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Issuer wishes to have Securities of such series authenticated upon original issuance, the Trustee, if it is an Appointing Person under this Section and, if so requested in writing (which writing need not comply with Section 1.2) by the Issuer, shall appoint in accordance with this Section 6.17 an Authenticating Agent having an office in a Place of Payment designated by the Issuer with respect to such series of Securities.

6.18        NO CONFLICT OF INTEREST.

            The Trustee represents to each of the Issuer and the Guarantor that at the date of the execution and delivery of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder. If at any time a material conflict of interest exists in the Trustee's role as a fiduciary hereunder, the Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate the same or resign from the trusts hereunder by giving notice in writing to the Issuer and the Guarantor at least 21 days prior to such resignation and shall upon such resignation becoming effective be discharged from all further duties and liabilities hereunder. If despite this Section, the Trustee has a material conflict of interest, the validity and enforceability of this Indenture and the Securities shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest.

6.19        AUTHORITY TO CARRY ON BUSINESS.

            The Trustee represents to each of the Issuer and the Guarantor that at the date of execution and delivery by it of this Indenture, it is qualified to act as trustee hereunder in accordance with Section 6.13 but if, notwithstanding the provisions of this Section, it ceases to be qualified to act as trustee hereunder in accordance with Section 6.13, the validity and enforceability of this Indenture and the Securities issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be qualified to act as trustee hereunder in accordance with Section 6.13 either become so qualified or resign in the manner and with the effect specified in Section 6.14.

6.20        ACCEPTANCE OF TRUSTS.

            The Trustee accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and in trust for the various Persons who shall from time to time be Holders, subject to the terms and conditions herein set forth.

                                   ARTICLE 7

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

7.1         ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

            The Issuer will furnish or cause to be furnished to the Trustee:

      (a) semi-annually, not later than 15 days after the Regular Record Date for Interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for Interest for such series of Securities, semi-annually, upon such dates as are set forth in the Resolution or supplemental indenture authorizing such series of Securities; and

      (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

7.2         PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

            The Trustee shall comply with the obligations imposed upon it pursuant to applicable Indenture Legislation.

            Every Holder of Securities, by receiving and holding any interest in the same, agrees with the Issuer, the Guarantor and the Trustee that neither the Issuer, the Guarantor, the Trustee, any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with applicable Indenture Legislation, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under applicable Indenture Legislation.

                                   ARTICLE 8

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

8.1 CONSOLIDATIONS AND MERGERS OF ISSUER AND GUARANTOR AND SALES, LEASES AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS.

      (a) The Issuer may consolidate with, or sell, lease or convey all or substantially all of its assets to any Person, provided that a legal opinion shall be delivered to the Trustee which states that the rights and powers of the Trustee and the holders of the Securities are not impaired and that no adverse Tax consequence under Canadian law to any Holder of Securities will occur as a result of such transaction.

      (b) The Guarantor may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person, provided that in any such case (i) either the Guarantor shall be the continuing corporation, or the successor corporation (if other than the Guarantor) formed by or resulting from that consolidation or merger or which shall have received the transfer of its assets, shall expressly assume payment of the principal of (and premium, if any) and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions contained in this Indenture and the Guarantee; (ii) immediately after giving effect to that transaction and treating any indebtedness which becomes an obligation of Guarantor's or of any of Guarantor's subsidiaries as a result thereof as having been incurred by Guarantor or that subsidiary at the time of that transaction, no "Event of Default" under the Guarantor Indenture, and no event which, after notice or the lapse of time, or both, would become such an "Event of Default" under the Guarantor Indenture, shall have occurred and be continuing; and (iii) an Officer's Certificate of the Guarantor and a legal opinion shall be delivered to the Trustee which state that the foregoing conditions have been complied with.

8.2         RIGHTS AND DUTIES OF SUCCESSOR PERSON.

            In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor Person, such successor Person shall succeed to and be substituted for the Issuer or the Guarantor, as the case may be, with the same effect as if it had been named herein as the party of the first part, and the predecessor Person, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer or the Guarantor, as the case may be, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer or the Guarantor, as the case may be, and delivered to the Trustee; and, upon the order of such successor Person, instead of the Issuer or the Guarantor, as the case may be, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and deliver any Securities which previously shall have been signed and delivered by the Officers of the Issuer to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

            In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

8.3         OFFICER'S CERTIFICATE.

            The Trustee, subject to the provisions of Sections 6.1 and 6.3 and the requirements of applicable Indenture Legislation, may receive an Officer's Certificate as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, complies with the provisions of this Article 8.

                                   ARTICLE 9

                             SUPPLEMENTAL INDENTURES

9.1         SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

            Without the consent of any Holders of Securities, the Issuer, when authorized by a Resolution, and the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (a) to evidence the succession of another Person to the Issuer or the Guarantor, as the case may be, and the assumption by any such successor of the covenants of the Issuer or the Guarantor, as the case may be, herein and in any Securities theretofore or thereafter issued in accordance with the terms of this Indenture;

      (b) to add to the covenants of the Issuer or the Guarantor, as the case may be, for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series of Securities) or to surrender any right or power herein conferred upon the Issuer or the Guarantor, as the case may be;

      (c) to add to or change any of the provisions of this Indenture to change or eliminate any restrictions on the payment of Maturity Consideration for Securities of any series or to permit the issuance of Securities of any series in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of such series of Securities in any material respect;

      (d) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1;

      (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.15(b);

      (f) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provision with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture and which shall not adversely affect the interest of the Holders of Securities of any series in any material respect;

      (g) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities of any series, as herein set forth;

      (h) to change or eliminate any provisions of this Indenture, provided that there are no Securities outstanding under this Indenture at the time such change or elimination takes place; or

      (i) make any other change that does not adversely affect the rights of any Holder of Securities.

9.2         SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Issuer, the Guarantor and the Trustee, the Issuer, when authorized by a Resolution, and the Guarantor and the Trustee, at any time and from time to time, may enter into a supplemental indenture or supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture or any supplement hereto; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

      (a) change the Stated Maturity of the Maturity Consideration for or any instalment of Interest on, any Security, or reduce the principal amount thereof or the rate of Interest or the Interest Rate Basis thereon or any Additional Amounts or other amounts payable under
            Section 10.4 in respect thereof, or any premium payable upon the redemption thereof, or change the Redemption Price or change the obligation of the Issuer to pay Additional Amounts or other amounts payable under Section 10.4 (in each case, except as contemplated by Section 8.1(b)(i) and permitted by Section 9.1(a)), or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the Specified Currency in which, any Maturity Consideration for or Interest on or any Additional Amount or other amounts payable under
            Section 10.4 in respect of any Security, is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or change the obligation of the Guarantor pursuant to the Guarantee or any of the terms of the Guarantee;

      (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of
            Section 15.4 for quorum or voting;

      (c) modify any of the provisions of Section 5.13 or this Section, except to increase any such percentages; or

      (d) provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

            A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more Holders of a particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of any other series of Securities.

            It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

9.3         AMENDMENTS.

            Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture and every supplemental indenture shall comply with the provisions of all Indenture Legislation to which the Issuer is subject.

9.4         REVOCATION AND EFFECT OF CONSENT

            A consent to an amendment, supplement or waiver by a Holder of a Security of any series shall bind the Holder and every subsequent Holder of such Security or portion of such Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on such Security. However, any such Holder or subsequent Holder may revoke the consent as to such Holder's Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

            The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver; any such record date shall be no more than 30 days preceding the date of its determination by the Issuer. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

            After an amendment, supplement or waiver becomes effective with respect to a Security of any series, it shall bind every Holder unless it makes a change described in any of clauses (a) through (c) of Section 9.2 or in
Section 5.8. In that case, the amendment, supplement or waiver shall bind each Holder of such Security who has consented to it and every subsequent Holder of such Security or portion of such Security that evidences the same debt as the consenting Holder's Security.

9.5         EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article 9 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1 and applicable Indenture Legislation) shall be fully protected in relying and acting upon, an Officer's Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

9.6         EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

9.7         REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and shall if required by the Trustee or the Issuer, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

9.8         GUARANTOR INDENTURE

            For greater certainty, no amendment to the Guarantor Indenture or waiver thereunder or the termination thereof shall modify or effect the Guarantor's covenant contained in the Guarantee unless and until a reciprocal amendment, waiver or termination to said covenant has been consented to by a majority in principal amount of the Outstanding Securities, such consent to be obtained in accordance with the terms of this Indenture;

                                   ARTICLE 10

                                    COVENANTS

10.1        PAYMENT OF MATURITY CONSIDERATION AND INTEREST.

            The Issuer covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the Maturity Consideration for, Interest on and any Additional Amounts and other amounts payable under Section 10.4 in respect of the Securities of that series in accordance with the terms of such series of Securities and this Indenture. For greater certainty, unless otherwise specified in the applicable Resolution delivered pursuant to Section 3.1 or the applicable supplemental indenture, the Maturity Consideration shall be payable in money.

10.2        MAINTENANCE OF OFFICE OR AGENCY.

            The Issuer will maintain in each Place of Payment for any series of Securities an office or agency where payment on Securities of that series may be requested or where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Issuer may also from time to time designate one or more other offices or agencies where payment on Securities of one or more series may be requested or where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise set forth in a Resolution or supplemental indenture with respect to a series of Securities, the Issuer hereby designates Montreal as the Place of Payment for each series of Securities, and initially appoints the Trustee at its Corporate Trust Office as the Issuer's office or agency for such purpose subject to: (i) any limitations, based on applicable laws, on the Trustee's ability to distribute any Maturity Consideration other than money; and
(ii) the limitations on the Trustee's ability to act as a Paying Agent in respect of certificated Securities.

            If the Trustee would be unable to act as a Paying Agent in respect of the applicable Maturity Consideration other than money, or in respect of non-certificated Securities as described in this Section 10.2, the Issuer shall designate an alternative Paying Agent and Place of Payment in the applicable Resolution delivered pursuant to Section 3.1 or in the applicable supplemental indenture.

10.3        MONEY OR OTHER CONSIDERATION FOR SECURITIES PAYMENTS TO BE HELD IN
            TRUST.

            If the Issuer shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the Maturity Consideration for or Interest on and Additional Amounts or other amounts payable under Section 10.4 in respect of any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum or such other consideration sufficient to pay the Maturity Consideration for or the Interest and Additional Amounts or other amounts payable under Section 10.4, if any, so becoming due until such sums or such other consideration shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the Maturity Consideration for or Interest on and Additional Amounts or other amounts payable under Section 10.4, if any, in respect of any Securities of that series, deposit with a Paying Agent a sum or other consideration sufficient to pay the Maturity Consideration for or the Interest and Additional Amounts or other amounts payable under Section 10.4 so becoming due, such consideration to be held in trust for the benefit of the Persons entitled to such Maturity Consideration or Interest and Additional Amounts or other amounts payable under Section 10.4 and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

            The Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

      (a) hold all sums or other consideration held by it for the payment of the Maturity Consideration for or Interest on and Additional Amounts or other amounts payable under Section 10.4 in respect of the Securities of that series in trust for the benefit of the Persons entitled thereto until such sums or such other consideration shall be paid to such Persons or otherwise disposed of as herein provided;

      (b) give the Trustee notice of any default by the Issuer or the Guarantor in the making of any payment of Maturity Consideration for or Interest on and Additional Amounts or other amounts payable under
            Section 10.4 in respect of the Securities of that series; and

      (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all consideration so held in trust by such Paying Agent.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all consideration held in trust by the Issuer or such Paying Agent, such consideration to be held by the Trustee upon the same trusts as those upon which such consideration was held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such consideration.

            Except as otherwise provided in the form of Securities of any particular series issued pursuant to the provisions of this Indenture, any consideration deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the Maturity Consideration for or Interest on and Additional Amounts or other amounts payable under Section 10.4 in respect of any Security of any series and remaining unclaimed for two years after such Maturity Consideration or Interest and Additional Amounts or other amounts payable under Section 10.4 have become due and payable shall be delivered or repaid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for delivery or repayment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust consideration, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such delivery or repayment, may, at the expense of the Issuer, cause to be mailed to Holders of Securities, notice that such consideration remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such consideration then remaining will be delivered or repaid to the Issuer.

10.4        UNITED STATES INTEREST WITHHOLDING TAX - ADDITIONAL AMOUNTS

      (a) If, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting Tax, the Issuer or the Guarantor would be required to deduct or withhold from any payment on a Security of any series amounts for or on account of any Tax, assessment or other governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein, the Issuer or the Guarantor, as the case may be, will, subject to the limitations and exceptions set out in Section 10.4(b), pay to a Holder, who is a United States Alien, Additional Amounts as may be necessary so that every net payment of Maturity Consideration or Interest with respect to such Security after deduction or withholding for or on account of any such Tax, assessment or other governmental charge imposed upon such Holder, or by reason of the making of such payment, by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in such Security. For greater certainty, no Additional Amount shall be payable by the Issuer or the Guarantor in respect of Taxes imposed by any jurisdiction other than of the United States or any political subdivision or taxing authority thereof or therein affecting Tax. Unless otherwise specified in the applicable Resolution delivered pursuant to Section 3.1 or the applicable supplemental indenture, the Issuer shall pay Additional Amounts as described in this Section 10.4(a), if applicable.

      (b) Notwithstanding Section 10.4(a), the Issuer shall not be required to make any payment of Additional Amounts for or on account of:

            (i) any Tax, assessment or other governmental charge which would not have been imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over such Holder, if such Holder is an estate, trust, partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having had a permanent establishment therein;

            (ii) any estate, inheritance, gift, sales, transfer, personal property or similar Tax, assessment or other governmental charge;

            (iii) any Tax, assessment or other governmental charge imposed by reason of such Holder's present or former status, such as the Holder's status for U.S. federal income Tax purposes as a personal holding company, foreign personal holding company, controlled foreign corporation, passive foreign investment company or foreign tax exempt organization with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income Tax or as a private foundation or other tax exempt organization;

            (iv) any Tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of principal or Interest with respect to such Security;

            (v) any Tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such Tax, assessment or other governmental charge;

            (vi) any Tax, assessment or other governmental charge imposed as a result of:

                  (A) such Holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of Voting Stock of the Issuer or Guarantor; or

                  (B) such Holder's status, with respect to such Security, as a bank receiving interest that is described in section 881(c)(3)(A) of the Code; or

                  (C) such Holder's status as a direct or indirect subsidiary of the Issuer or the Guarantor; or

            (vii) any combination of the foregoing items.

nor shall Additional Amounts be paid with respect to any payment on a Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of the Note.

            If the Securities of a series provide for the payment of Additional Amounts in accordance with Section 10.4(a) or 10.4(b), the Issuer will pay to the Holder of any Security of that series Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the Maturity Consideration for or Interest on, or in respect of, any Security or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

            If the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of Maturity Consideration is made, and at least 10 days prior to each date of payment of Maturity Consideration or Interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Issuer will furnish the Trustee and the Issuer's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of Maturity Consideration or Interest on the Securities of that series shall be made to Holders of Securities of that series who are United States Aliens without withholding for or on account of any Tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Issuer will pay to the Trustee or such Paying Agent the Additional Amounts required by this Section. The Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section. For greater certainty, the Trustee shall not be responsible for ascertaining whether any Additional Amounts are payable.

10.5        STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN DEFAULTS.

      (a)   The Issuer shall deliver or cause to be delivered:

            (i) to the Holders as their names and addresses appear in the Security Register and the Trustee, the financial information contemplated by the second paragraph of Section 1010 of the Guarantor Indenture and within the time periods therein contemplated;

            (ii)  to the Trustee, the statement as to compliance contemplated by
                  Section 1011 of the Guarantor Indenture and within the time periods therein contemplated;

            (iii) within 120 days after the end of each fiscal year, an
                  Officer's Certificate, which need not comply with Section 1.2, stating that to the best of such Officer's knowledge, based on such review, (A) the Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfilment of any such obligation, specifying each such default known to him and the nature and status thereof, and (B) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to such Officer and the nature and status thereof.

      (b) The Issuer will deliver to the Trustee within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to Section 5.1.

10.6        MAINTENANCE OF EXISTENCE

            Subject to Article 8, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence.

10.7        WAIVER OF CERTAIN COVENANTS.

            The Issuer may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.5 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE 11

                            REDEMPTION OF SECURITIES

11.1        APPLICABILITY OF ARTICLE.

            Redemption of Securities of any series at the option of the Issuer as permitted or required by the terms of such Securities in or pursuant to the applicable Resolution or supplemental indenture delivered pursuant to Section
3.1 shall be made in accordance with the terms of such Securities and this
Article 11.

11.2        ELECTION TO REDEEM; NOTICE TO TRUSTEE.

            If so indicated in a Security or in the applicable Resolution or supplemental indenture delivered pursuant to Section 3.1 with respect thereto, the Issuer may redeem such Securities at its option or any date on and after the initial Redemption Date specified in such Securities, Resolution or supplemental indenture. The election of the Issuer to redeem any Securities shall be evidenced by a Issuer Order. In case of any redemption at the election of the Issuer of less than all of the Securities of any series with the same issue date, Interest rate, Interest Rate Basis and Stated Maturity, the Issuer shall, at least 30 but not more than 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be specified in the applicable Security, Resolution or supplemental indenture), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. Securities to be redeemed by the Issuer will be redeemed in increments equal to the authorized denomination applicable to such Securities, provided that any remaining principal amount of a Security that is less than an authorized denomination of the Security shall be deemed to be an authorized denomination applied to such Security.

11.3        REDEMPTION FOR TAX REASONS.

            The Issuer may redeem Securities of any series as a whole but not in part at any time at the Redemption Price equal to 100% of the outstanding principal amount of such Securities, together with all Interest accrued and remaining unpaid to and including the redemption date, unless otherwise specified in the applicable Resolution or supplemental indenture relating to such Securities, if the Issuer or the Guarantor shall determine, based upon a written opinion of counsel selected by the Issuer or the Guarantor, that, on the occasion of the next payment of Interest or Maturity Consideration due in respect of the Securities, the Issuer or the Guarantor would be required to pay an Additional Amount or other amounts under Section 10.4.

11.4        SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

            If less than all the Securities of any series with the same issue date, Interest rate, Interest Rate Basis and Stated Maturity are to be redeemed, the particular Securities to be redeemed shall be selected, during the period between the date on which the Issuer notifies the Trustee of the Redemption Date pursuant to Section 10.2 and the date on which notice of redemption will be given to the holders of such Securities pursuant to Section 11.5, Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, pro rata or by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such series not redeemed to less than the minimum denomination for a Security of that series established pursuant to
Section 3.2.

            The Trustee shall promptly notify the Issuer and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the Maturity Consideration for such Securities which has been or is to be redeemed.

11.5        NOTICE OF REDEMPTION.

            Notice of redemption shall be given in the manner provided in
Section 1.6, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

            Any notice that is mailed to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

            All notices of redemption shall state:

      (a)   the Redemption Date;

      (b)   the Redemption Price;

      (c) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed;

      (d) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

      (e) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and, if applicable, that Interest thereon shall cease to accrue on and after said date; and

      (f) the place or places where such Securities maturing after the Redemption Date are to be surrendered for payment of the Redemption Price.

            A notice of redemption published as contemplated by Section 1.6 need not identify particular Securities to be redeemed.

            Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

11.6        EFFECT OF NOTICE OF REDEMPTION.

            Once notice of redemption is given as provided in Section 11.5, Securities called for redemption become due and payable on the Redemption Date at the Redemption Price.

11.7        DEPOSIT OF REDEMPTION PRICE.

            On or prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued Interest on and any Additional Amounts and other amounts payable under Section 10.4 with respect, all the Securities or portions thereof which are to be redeemed on that date.

11.8        SECURITIES PAYABLE ON REDEMPTION DATE.

            Notice of redemption having been given as aforesaid, the Securities to be so redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued Interest) such Securities shall cease to bear Interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid for by the Issuer at the Redemption Price, together with accrued Interest thereon (and any Additional Amounts and other amounts payable under Section 10.4) to the Redemption Date; provided, however, that instalments of Interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

            If any Security called for redemption shall not be so paid upon request or surrender thereof for redemption, the Maturity Consideration for such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

11.9        SECURITIES REDEEMED IN PART.

            Any Security which is to be redeemed only in part shall be surrendered at any office or agency of the Issuer maintained for that purpose pursuant to Section 10.2 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in the aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a certificated Security in global form is so surrendered, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Clearing Agency or other depository for such certificated Security in global form, without service charge, a new certificated Security of the same series in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the certificated Security in global form so surrendered, as shall be specified in the Issuer Order with respect thereto to the Trustee.

11.10       ISSUER AS PURCHASER.

            Unless otherwise stated in the terms of a Security, the Issuer may at any time purchase such Security at any price or prices in the open market or otherwise. A Security so purchased by the Issuer may, at the discretion of the Issuer, be held, resold or surrendered to the Trustee for cancellation.

                                   ARTICLE 12

                       REPAYMENT AT THE OPTION OF HOLDERS

12.1        APPLICABILITY OF ARTICLE.

            Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series or the applicable Resolution or supplemental indenture delivered pursuant to Section 3.1. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 3.11, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Issuer, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Article 12, in connection with any repayment of Securities, the Issuer may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Issuer on repayment of such Securities, and the obligation of the Issuer to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid to such purchasers.

            If so indicated in the applicable Resolution or supplemental indenture delivered pursuant to Section 3.1, the Issuer will repay the Securities of any series in whole or in part at the option of the Holders thereof on any optional repayment date specified in such Resolution or supplemental indenture. If no optional repayment date is indicated with respect to the Securities of such series, such Securities will not be repayable at the option of the Holders thereof before their Stated Maturity. Any repayment in part will be in an amount equal to the authorized denomination or integral multiples thereof, provided that any remaining principal amount will be an authorized denomination of such Securities. The repurchase price for any Securities so repurchased will be 100% of the principal amount to be repaid, together with Interest on the principal of such Securities payable to the date of repayment, unless such Securities were issued at a discount, in which case the Resolution or supplemental indenture will specify the amount payable upon such repurchase. For any Securities to be repaid, the Trustee must receive, at any of its Corporate Trust Offices in the Places of Payment not more than 60 nor less than 30 days before the optional repayment date:

      (a) in the case of a certificated Security, the Security and any duly completed redemption form as may be specified by the Issuer; or

      (b) in the case of a Book-Entry Security, instructions to that effect from the applicable Beneficial Owner of the Securities to the Clearing Agency Participant and forwarded by the Clearing Agency Participant to the Clearing Agency and by the Clearing Agency to the Trustee.

Notices of elections from a Holder to exercise the repayment option must be received by the Trustee by 5:00 p.m. (Montreal time), on the last day for giving such notice. Exercise of the repayment option by the Holder will be irrevocable.

            Only the Clearing Agency may exercise the repayment option in respect of Book-Entry Securities. Accordingly, Beneficial Owners of Book-Entry Securities that desire to have all or any portion of the Book-Entry Securities repaid must instruct the Clearing Agency Participant through which they own their interest to direct the Clearing Agency to exercise the repayment option on their behalf by forwarding the repayment instructions to the Trustee as in the manner described above. In order to ensure that the instructions are received by the Trustee on a particular day, the applicable Beneficial Owner must so instruct the Clearing Agency Participant through which it owns its interest before such Clearing Agency Participant's deadline for accepting instructions for that day. All instructions given to Clearing Agency Participants from Beneficial Owners of Book-Entry Securities relating to the option to elect repayment will be irrevocable. In addition, at the time instructions are given, each Beneficial Owner will cause the Clearing Agency Participant through which it owns its interest to tender its interest in the Book-Entry Security or Securities, on the Clearing Agency's records, to the Trustee for repayment.

                                   ARTICLE 13

                       DEFEASANCE AND COVENANT DEFEASANCE

13.1 APPLICABILITY OF ARTICLE; ISSUER'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

            Unless otherwise provided pursuant to Section 3.1, the Issuer may at its option by Board Resolution, at any time, with respect to the Securities and any coupons appertaining thereto, elect to have Section 13.2 or 13.3 applied to Securities of any series upon compliance with the conditions set forth below in this Article.

13.2        DEFEASANCE AND DISCHARGE.

            Upon the Issuer's exercise of the above option applicable to this Section with respect to Securities of any series, the Issuer shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 13.4 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 13.5 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of its obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 15.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (B) the Issuer's obligations with respect to such Securities under Sections 3.5, 3.6,
10.2 and 10.3 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 10.4, (C) the rights , powers, trusts, duties and immunities of the Trustee hereunder, and (D) this Article. Subject to compliance with this Article 13, the Issuer may exercise its option under this Section notwithstanding the prior exercise of its option under
Section 13.3 with respect to such Securities.

13.3        COVENANT DEFEASANCE.

            Upon the Issuer's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Issuer shall be released from its obligations under Section 10.5 and, if specified pursuant to Section 3.1, its obligations under any other covenant, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with
Section 10.5, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Sections 5.1(c), 5.1(f), 5.1(g) or 5.1(h) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

13.4        CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

            The following shall be the conditions to application of Section 13.2 or 13.3 to any Outstanding Securities of or within a series and any coupons appertaining thereto:

      (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.13 who shall agree to comply with the provisions of this Article 13 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities (1) an amount in such currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity, or (2) Authorized Investments applicable to such Securities and coupons appertaining thereto (determined on the basis of the currency, currencies or currency unit in which such Securities and coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities, money in an amount or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent chartered accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest, if any, on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto.

      (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture.

      (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.1(d) and 5.1(e) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

      (d) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in connection with which such counsel may rely on a certificate of the Issuer as to matters of fact, each stating that all conditions precedent to the defeasance under Section 13.2 or the covenant defeasance under Section 13.3 (as the case may be) have been complied with.

      (e) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer in connection therewith pursuant to Section 3.1.

13.5        DEPOSITED MONEY AND AUTHORIZED INVESTMENTS TO BE HELD IN TRUST;
            OTHER MISCELLANEOUS PROVISIONS.

            Subject to the provisions of the last paragraph of Section 10.3, all money and Authorized Investments (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 13.5, the "Trustee") pursuant to Section 13.4 in respect of any Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

            Unless otherwise specified with respect to any Security pursuant to
Section 3.1, if, after a deposit referred to in Section 13.4(a) has been made, the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.1 or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 13.4(a) has been made in respect of such Security, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election based on the applicable market exchange rate for such currency or currency unit in effect on the second Business Day prior to each payment date.

            The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Authorized Investments deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than an such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

            Anything in this Article to the contrary notwithstanding, subject to
Section 6.12, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or Authorized Investments (or other property and any proceeds therefrom) held by it as provided in Section 13.4 which, in the opinion of a nationally recognized firm of independent chartered accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

                                   ARTICLE 14

                              FIRST ISSUES OF NOTES

14.1        NOTES

      (a)   General

            The initial series of Securities of the Issuer shall be known and designated as the "Series 1 4.45% Notes Maturing 2010" (the "Notes"). Each Note may be issued by the Issuer in Dollars and, subject to the Issuer's right to reopen the series for issuance of Additional Securities of such series, shall be limited to $150,000,000 aggregate principal amount. Each Note shall bear its Original Issue Date and shall mature on the date specified therein. Payment of the Maturity Consideration for the Note and Interest thereon will be made in lawful money of Canada in accordance with Section 3.7. The Note shall be issued as Book-Entry Securities in denominations of $1,000 and integral multiples thereof. The global forms of the Note, the certificate of the Trustee to be executed on the global form of the Note and the registration panel thereon shall be substantially in the form set forth in Exhibit D hereto. In addition to the English text thereof, the Note may include a corresponding French text.

            In the event of any contradiction, discrepancy or difference between the English language portion of the text and the French language portion of the text of the form of Security, the certificate of the Trustee or the registration panel, the English language portion of the text shall govern, except where and only to the extent that applicable law otherwise requires.

      (b)   Execution and Delivery of Notes

            At any time and from time to time after the execution of this Indenture and after delivery by the Issuer to the Trustee of the Resolution and the Officer's Certificate referred to in Sections 3.1 and 3.3, the Issuer may execute and deliver to the Trustee for certification Notes, and the Trustee shall thereupon certify and deliver said Notes as directed by an Issuer Order.

      (c)   Terms of Notes

            The Issuer Order referred to in paragraph (b) above shall, subject to the requirements of Article 2 and Article 3 and the provisions of this
Article 14, set forth with respect to each issue of Notes to be delivered by the Trustee, the terms of such Notes.

      (d)   Redemption

            The Issuer shall have the right (the "Redemption Right"), at its option and in accordance with Article 11 of the Indenture, to redeem at any time and from time to time prior to the Maturity, upon not more than 60 days' nor less than 30 days' prior notice, the whole or any part of such series of Notes then outstanding, on a pro rata basis, at the Redemption Price. The Redemption Price in respect of such series of Notes shall be calculated as the principal amount outstanding on the Notes to be redeemed plus the Make-Whole Amount, if any, on such amount, together, in each case, with all interest accrued and remaining unpaid to and including the Redemption Date.

            "Canada Yield Price" in relation to any Notes being redeemed, means the price, on any date (which in the case of any calculation of the Make-Whole Amount hereunder shall be the date the redemption notice is given), in respect of any principal amount of such Notes, or of the portion of such Notes being redeemed, outstanding on such date, necessary to provide a yield on such principal amount from the applicable redemption date to the day of maturity of the Notes equal to the Government of Canada Yield plus 19 basis points.

            "Government of Canada Yield" on any date means, in the case of a particular series of Notes, the arithmetical average of the mid-market yield to maturity on such date, assuming semi-annual compounding, expressed as a rate per annum, which the applicable Government of Canada Bond would carry if issued in Canadian dollars in Canada at 100% of its principal amount on such date with a term to maturity equal to the remaining term of such series of Notes quoted by two major Canadian investment dealers selected by the Issuer from amongst RBC Dominion Securities Inc., Scotia Capital Inc., CIBC World Markets Inc. or any of their successors and any other investment dealer which is a member of the Investment Dealers Association of Canada selected by the Issuer and approved by the Trustee, acting reasonably.

            "Make-Whole Amount" in respect of any given principal amount of Notes means, at any given time, the amount, if any, by which (i) the Canada Yield Price in respect of such principal amount exceeds (ii) such principal amount.

            Where the Issuer exercises its Redemption Right in circumstances where:

            (i) it has sought and obtained a waiver or consent (as the case may be) from the requisite majority of holders of each series of securities issued under the Guarantor Indenture in respect of a default thereunder or an amendment to the terms or conditions thereof (as the case may be); and

            (ii) the requisite majority of holders of the Notes have refused to grant such a waiver or consent in circumstances where they have been offered the equivalent cash or non-cash consideration or any other accommodation (if any) to the extent applicable to the extent applicable as that offered the holders referred to in (i) above;

then, notwithstanding the foregoing for purposes of calculating the Redemption Price, the "Canada Yield Price" shall be, in relation to any Notes being redeemed, the price, on any date (which in the case of any calculation of the Make-Whole Amount hereunder shall be the date the redemption notice is given), in respect of any principal amount of such Notes, or of the portion of such Notes being redeemed, outstanding on such date, necessary to provide a yield on such principal amount from the applicable Redemption Date to the day of maturity of the Notes equal to the Government of Canada Yield plus 75 basis points.

      The Notes may also be redeemed in accordance with Section 11.3.

      (e)   Purchase by the Issuer

            The Issuer may (subject to Article 11 hereof) at any time purchase all or any of the Notes in the market (which shall include a purchase from or through an investment dealer or a firm holding membership on a recognized stock exchange) or by invitation for tenders or by private contract at such price or prices as may be determined by the Board.

            If, upon an invitation for tenders, more Notes than the Issuer is prepared to accept are tendered at the same lowest price that the Issuer is prepared to accept, the Notes to be purchased by the Issuer shall be selected by the Trustee pro rata, by lot, or in such other manner as the Trustee may consider equitable, from the Notes tendered by each Holder who tendered at such lowest price. For this purpose, the Trustee may make, and from time to time amend, regulations with respect to the manner in which Notes may be so selected and regulations so made shall be valid and binding upon all Holders notwithstanding the fact that, as a result thereof, one or more of such Notes may become subject to purchase in part only. The Holder of any Notes of which a part only is purchased, upon surrender of such Notes for payment, shall be entitled to receive, without expense to such Holder, one or more new Notes for the unpurchased part so surrendered and the Trustee shall certify and deliver such new Notes upon receipt of the Notes so surrendered.

      (f)   Delivery for Cancellation

            At the option of the Issuer, all Notes purchased under this Section
14.1 may be delivered to the Trustee and may be cancelled by it and upon such occurrence no Notes shall be issued in substitution therefor.

      (g)   U.S. Withholding

            The Holder and, as a condition precedent to any transfer or exchange of the Notes, the transferee shall execute and file such forms or other documents as may be required to secure any reduction of or exemption from U.S. withholding tax, including the furnishing by the transferee of Internal Revenue Service Form W-8BEN to the Trustee and the Issuer.

14.2        INTEREST PROVISIONS.

            Each Note shall bear Interest from its date of issue at the rate per annum specified in the applicable Note, until the Maturity Consideration for such Note is paid or duly made available for payment. Interest payments in respect of the Notes shall equal the amount of Interest accrued from and including the immediately preceding Interest Payment Date in respect of which Interest has been paid or duly made available for payment (or from and including the date of issue, if no Interest has been paid with respect to the applicable
Note) to but excluding the related Interest Payment Date or the Stated Maturity (as specified in the applicable Note), as the case may be.

            Interest shall be payable semi-annually in arrears on each date specified in the Notes on which an instalment of Interest is due and payable and on the Stated Maturity. Unless otherwise specified in the Notes, the first payment of Interest on any Note originally issued between a Regular Record Date and the related Interest Payment Date or on an Interest Payment Date will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the holder on such next succeeding Record Date.

            The Interest Payment Dates for the Notes shall be specified in the applicable Notes. If any Interest Payment Date or the Stated Maturity of the Notes falls on a day that is not a Business Day, the required payment of Maturity Consideration, Interest and Additional Amounts and other amounts payable under Section 10.4 will be made on the next succeeding Business Day as if made on the date such payment was due, and no Interest shall accrue on such payment for the period from and after such Interest Payment Date or the Stated Maturity, as the case may be, to the date of such payment on the next succeeding Business Day.

            Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Note, be paid to the Person in whose name that Note (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such Interest in accordance with Section 3.7.

            Subject to the provisions of Sections 3.7 and 3.8, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to Interest accrued and unpaid, and to accrue, which were carried by such other Note.

                                   ARTICLE 15

                        MEETINGS OF HOLDERS OF SECURITIES

15.1        PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

            A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article 15 to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or the Guarantee to be made, given or taken by Holders of Securities of such series.

15.2        CALL, NOTICE AND PLACE OF MEETINGS.

      (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 15.1, to be held at such time and at such place in Toronto, Ontario or Montreal, Quebec as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
            Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

      (b) In case at any time the Issuer, pursuant to a Resolution, the Guarantor or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 15.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer, the Guarantor or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in Toronto, Ontario for such meeting and may call such meeting for such purposes by giving notice thereof as provided in 15.2(a).

15.3        PERSONS ENTITLED TO VOTE AT MEETINGS.

            To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer, the Guarantor and their respective counsel.

15.4        QUORUM; ACTION.

            The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given only by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of such series, the Persons entitled to vote a specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

            Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.2, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given only by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of a specified percentage in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

            Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

15.5        DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

      (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

      (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or the Guarantor or by Holders of Securities as provided in Section 15.2(b), in which case the Issuer or the Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

      (c) At any meeting each Holder of a Security of such series or a proxy thereof shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or a proxy thereof.

      (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 15.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

15.6        COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

            The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.2 and, if applicable, Section 15.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 16

                            MISCELLANEOUS PROVISIONS

16.1        SECURITIES IN FOREIGN CURRENCIES.

            Whenever this Indenture provides for (a) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or (b) any distribution to Holders of Securities of any series, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount at the Official Exchange Rate and as of the record date with respect to Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Issuer may specify in a written notice to the Trustee or, in the absence of such a written notice, as the Trustee may determine.

16.2        MATURITY CONSIDERATION.

            If the Securities of any series provide for the payment or delivery of any Maturity Consideration other than money, the Issuer will deliver to the Holder of any such Security the Maturity Consideration as provided therein. Whenever in this Indenture there is mentioned the payment of money in respect of the Maturity Consideration for any Security of any series, such mention shall be deemed to include the delivery of consideration other than money to the extent that delivery of such consideration is permitted or required by the terms of the Securities of such series. Express mention of the payment or delivery of Maturity Consideration in any provision herein shall not be construed as excluding Maturity Consideration other than money where such express mention is not made.

            If any of the Securities of any series are not payable at Maturity for a fixed principal amount, all references herein to the principal amount of such Securities shall be deemed to include mention of the aggregate issue price of such Securities, as the context requires. Express reference to the issue price or aggregate issue price of any Securities of any series in any provision herein shall not be construed as excluding such references where such express reference is not made.

16.3        JUDGMENT CURRENCY.

            If for the purpose of obtaining a judgment in any court with respect to any obligation of the Issuer or of the Guarantor hereunder or under any Security or the Guarantee, it shall become necessary to convert into any other currency or currency unit (the "Judgment Currency") any amount in the currency or currency unit due hereunder or under such Security or the Guarantee (the "Obligation Currency"), then such conversion shall be made at the Official Exchange Rate as in effect on the date the Issuer or the Guarantor, as the case may be, shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between the Official Exchange Rate as in effect on the date of such conversion and the Official Exchange Rate as in effect on the date of payment, the Issuer or the Guarantor, as the case may be, shall pay such additional amounts, if any, as may be necessary to ensure that the amount paid is the amount in the Judgment Currency which, when converted into the Obligation Currency at the Official Exchange Rate as in effect on the date of payment, is the amount of the Obligation Currency which would have been paid had the amount paid in the Judgment Currency been converted into the Obligation Currency on the date of payment. Any amount due from the Issuer or the Guarantor under this Section 16.3 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or the Guarantee so that in any event the Issuer's and the Guarantor's respective obligations hereunder or under such Security or the Guarantee will be effectively maintained as obligations in the Obligation Currency. In no event, however, shall the Issuer or the Guarantor be required to pay more in the Obligation Currency than the amount stated to be due hereunder or under such Security.

16.4        EXECUTION AND DELIVERY OF GUARANTEE.

            To evidence its guarantee to the Holders of Securities and the Trustee, the Guarantor hereby agrees to execute and deliver a Guarantee substantially in the form set forth in Exhibit B with such appropriate insertions, omissions, substitutions and variations as any Designated Signatory of the Guarantor executing the same may approve, such approval to be conclusively evidenced by the certification of each series of Securities, and to execute and deliver in respect of each Security of any series hereafter issued by the Issuer in accordance with the terms of this Indenture, a Guarantee in the form provided in the Resolution or supplemental indenture setting forth the terms and provisions of the Securities of such series and the Guarantee of such Securities. The form of Guarantee may include a corresponding French text. In the event of any contradiction, discrepancy or difference between the English language text and the French language text of the form of Guarantee, the English language text shall govern, except where and only to the extent that applicable law otherwise requires. Each Guarantee shall be executed on behalf of the Guarantor by a Designated Signatory. In case any Designated Signatory of the Guarantor who shall have signed any Guarantee ceases to be a Designated Signatory before the Securities on which such Guarantee is endorsed shall have been certified by or on behalf of the Trustee or issued by the Issuer, such Securities nevertheless may be certified, delivered and issued as though the Person who signed such Guarantee had not ceased to be a Designated Signatory; and any Guarantee may be signed and sealed on behalf of the Guarantor by such Persons as at the actual date of the execution of such Guarantee, and such Persons shall be the proper Designated Signatories of the Guarantor, although at the nominal date of such Guarantee any such Persons shall not have been Designated Signatories of the Guarantor.

            Each Guarantee shall be dated as of the Original Issue Date of the Security to which it relates. The Guarantor agrees that the certification by the Trustee, in the manner provided in this Indenture, of any Securities (whether in certificated form or global form) shall be conclusive evidence that its Guarantee in respect of such Securities has been duly executed and delivered and is a valid obligation of the Guarantor.

16.5        NO RECOURSE AGAINST OTHERS.

            All liability described in the Securities or under the Indenture of any trustee, director, officer, employee, as such, of the Issuer or the Guarantor is waived and released (other than may arise as a result of an act of criminal fraud). Without limiting the generality of the foregoing, and other than as may arise as a result of an act of criminal fraud, neither the Trustee nor any Holder of Securities shall have the right to sue the trustee(s) of the Issuer personally on account of this Indenture or any Securities and any such proceedings shall be brought against the trustee(s) of the Issuer solely in their capacity as trustees and without recourse to their personal assets.

16.6        DUPLICATE ORIGINALS.

            The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

16.7        NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer, the Guarantor or any of their respective Affiliates. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                                 **************

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. For all purposes of this Agreement and all other documents and agreements contemplated hereby, the signature of any party hereto or thereto, evidenced by a telecopy showing such version or electronically transmitted version of such signature, shall constitute proof for all purposes of the signature of such party to such documents and agreements, to the same extent in all respects as a copy of such documents and agreements showing the original signature of such party.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture, dated as of April 21, 2005, to be duly executed, all as of the day and year first above written.

                                        KIMCO NORTH TRUST III
                                        By: /s/ Glenn Cohen
                                            -----------------------------------
                                            Glenn Cohen, Trustee


                                        KIMCO REALTY CORPORATION
                                        By: /s/ Glenn Cohen
                                            -----------------------------------
                                            Authorized Signatory


                                        BNY TRUST COMPANY OF CANADA, as Trustee
                                        By: /s/ George Bragg
                                            -----------------------------------
                                            Authorized Signatory

                                    EXHIBIT A

                               RESTRICTIVE LEGEND




THIS NOTE IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE CANADIAN DEPOSITORY FOR SECURITIES LIMITED ("CDS"), TO A NOMINEE OF CDS OR BY CDS OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CDS & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS OF NO FORCE AND EFFECT INASMUCH AS THE REGISTERED OWNER HEREOF, CDS & CO., HAS AN INTEREST HEREIN.


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED DIRECTLY OR INDIRECTLY, UNLESS (A) THE SALE IS TO THE ISSUER, OR (B) THE SALE IS MADE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) THE SALE IS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, IN EACH CASE IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND SUBJECT TO THE RIGHT OF THE ISSUER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL ACCEPTABLE TO IT IN FORM AND SUBSTANCE.

                                    EXHIBIT B

                                FORM OF GUARANTEE


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED DIRECTLY OR INDIRECTLY, UNLESS (A) THE SALE IS TO THE GUARANTOR, (B)THE SALE IS MADE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) THE SALE IS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, IN EACH CASE IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND SUBJECT TO THE RIGHT OF THE GUARANTOR TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL ACCEPTABLE TO IT IN FORM AND SUBSTANCE.

FOR VALUE RECEIVED, receipt of which is hereby acknowledged, KIMCO REALTY CORPORATION, a corporation duly organized and existing under the laws of the State of Maryland (the "Guarantor"), hereby unconditionally and irrevocably guarantees (the "Guarantee") to BNY Trust Company of Canada, as trustee (including any successor pursuant to the terms of the Indenture (as defined below), the "Trustee") for itself and on behalf of the holders (the "Holders") of the notes (the "Notes") issued by Kimco North Trust III, a trust formed under the laws of the State of New York (the "Issuer"), under the terms of the indenture dated as of April 21, 2005 (as the same may be amended or supplemented in accordance with the terms thereof, the "Indenture"), among the Issuer, the Guarantor and the Trustee, the due and punctual payment by the Issuer of all amounts payable by the Issuer under the Notes and the Indenture, when and as the same shall become due and payable, pursuant to the provisions set out in the Notes and the Indenture. In case of the failure of the Issuer punctually to make any such payment or performance, the Guarantor hereby agrees to make such payment or such performance, or cause such payment or performance to be made, promptly upon demand; such demand must be made by a Holder or by the Trustee on behalf of all Holders by the giving of written notice of such demand to the Guarantor at 3333 New Hyde Park, Suite 100, New Hyde Park, New York 11042, attention __________, provided, however, that delay in making such demand shall in no event affect the Guarantor's obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Holders upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, all as though such payment had not been made.

The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the invalidity, regularity or enforceability of the Notes; the absence of any action to enforce the same; any waiver or consent by the Holders concerning any provisions thereof; the rendering of any judgment against the Issuer or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. The Guarantor covenants that this Guarantee will not be discharged except by complete payment of the amounts payable under the Notes and the Indenture. This Guarantee shall continue to be effective if the Issuer merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

The Guarantor hereby covenants and agrees directly in favour of the Trustee for itself and on behalf of the Holders (i) to comply with all covenants and other obligations contained in the indenture dated as of September 1, 1993 among the Guarantor and IBJ Schroder Bank & Trust Company, as amended pursuant to a first supplemental indenture dated as of August 4, 1994 and a second supplemental indenture dated as of April 7, 1995 (collectively, the "Guarantor Indenture"), which Guarantor Indenture is set out in Annex A hereto, and (ii) that the occurrence of any of the events described in Article 5 of the Guarantor Indenture (without giving effect to any waiver thereof in accordance with the Guarantor Indenture and without giving effect to any action or inaction by holders thereunder, including in relation to any acceleration of indebtedness thereunder), the whole as set out in the Guarantor Indenture under Annex A hereto, or non-compliance with paragraph (i) above shall constitute a default by the Guarantor under this Guarantee and an Event of Default under the Indenture. For greater certainty, the Guarantor acknowledges and agrees that the covenant set forth in the preceding sentence is an independent obligation of the Guarantor and that no amendment to the Guarantor Indenture or waiver thereunder or the termination thereof shall modify or effect the said covenant unless and until a reciprocal amendment, waiver or termination to said covenant has been consented to by a majority in principal amount of the Outstanding Securities, such consent to be obtained pursuant to and in accordance with the terms of the Indenture.

In addition, the Guarantor acknowledges and agrees that an "Event of Default" (without giving effect to any waiver thereof in accordance with the Guarantor Indenture (as defined below) and without giving effect to any action or inaction by holders thereunder, including in relation to any acceleration of indebtedness thereunder) as defined in the Guarantor Indenture, as it may be amended from time to time, also constitutes an Event of Default under the Indenture giving the Holders the right, as more fully set forth in the Indenture, to declare all amounts payable under the Note to be immediately due and payable.

The Guarantor hereby waives diligence, presentment, protest, notice of protest, acceleration and dishonor, filing of claims with any court in the event of insolvency or bankruptcy of the Issuer, all demands whatsoever, except as noted in the first paragraph hereof, and any right to require a proceeding first against the Issuer.

The Guarantor hereby certifies and warrants that this Guarantee constitutes the valid obligation of the Guarantor and complies with all applicable laws.

The Guarantor shall be subrogated to all of the rights of the Holders against the Issuer in respect of any amount paid by the Guarantor pursuant to this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such rights of subrogation until the principal of and premium, if any, and interest, if any, on, all Notes issued under the Indenture shall have been paid in full.

The obligations of the Guarantor under this Guarantee are unconditional and irrevocable obligations of the Guarantor ranking pari passu with all other present and future unsecured and unsubordinated obligations of the Guarantor.

This Guarantee shall not be valid or become obligatory for any purpose with respect to any Note until such Note shall have been authenticated on behalf of the Trustee as provided in the Indenture.

This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such State.

Capitalized terms used herein and not defined herein shall have the meanings given to them in the Indenture.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its corporate name by its duly authorized representative.

KIMCO REALTY CORPORATION




By:
       -------------------------------------
         Authorized Signing Officer